UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sontra Medical Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

SONTRA MEDICAL CORPORATION

10 Forge Parkway

Franklin, Massachusetts 02038

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on September 30, 2003

To the Shareholders of Sontra Medical Corporation:

Notice is hereby given that a Special Meeting of Shareholders of Sontra Medical Corporation, a Minnesota corporation (the “Company”), will be held at 10:00 a.m., local time, on September 30, 2003, at the offices of the Company located at 10 Forge Parkway, Franklin, Massachusetts, to consider and act upon the following proposals:

1.	To approve the issuance of shares of the Company’s Common Stock representing more than 19.99% of the outstanding shares of Common Stock upon conversion of shares of the Company’s Series A Preferred Stock and the exercise of the Company’s Common Stock Purchase Warrants; and

2.	To transact such other business, if any, as may properly come before the meeting or any adjournments thereof.

The Board of Directors has no knowledge of any other business to be transacted at the meeting.

Only shareholders of record at the close of business on August 26, 2003 are entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, however, you are urged to mark, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Special Meeting. Any shareholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

/s/ Sean Moran

Sean Moran, Secretary

Franklin, Massachusetts

September [    ], 2003

SONTRA MEDICAL CORPORATION

10 Forge Parkway

Franklin, Massachusetts 02038

PROXY STATEMENT

For the Special Meeting of Shareholders

To be Held on September 30, 2003

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Sontra Medical Corporation, a Minnesota corporation (the “Company”), for use at the Company’s Special Meeting of Shareholders (the “Special Meeting”) to be held at 10:00 a.m., local time, on September 30, 2003, at the offices of the Company located at 10 Forge Parkway, Franklin, Massachusetts, or at any adjournments thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are expected to be mailed to shareholders commencing on or about September [    ], 2003. The Company’s principal executive offices are located at 10 Forge Parkway, Franklin, Massachusetts 02038 and its telephone number is (508) 553-8850.

Solicitation

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to the original solicitation of proxies by mail, the Company’s directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews.

Record Date, Outstanding Shares and Voting Rights

The Board of Directors has fixed August 26, 2003 as the record date for determining holders of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), who are entitled to vote at the Special Meeting. As of the record date, the Company had approximately [            ] shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Special Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

Each shareholder of record is entitled to one vote for each share of Common Stock held by such shareholder on the Record Date. However, the Nasdaq Stock Market requires the Company to exclude the vote of any holder of Common Stock who participated in the transaction described in Proposal One from the tabulation of votes cast in connection with Proposal One because of such shareholder’s interest in the transaction described therein. As a result, the shares of Common Stock held by these shareholders will not be counted for purpose of determining whether approval of Proposal One has been obtained but will be counted for purposes of determining the presence or absence of a quorum. In addition, the holders of Series A Preferred Stock do not have voting rights other than those required by the Minnesota Business Corporation Act. Therefore, holders of Series A Preferred Stock are not entitled to vote with respect to the proposals set forth in this Proxy Statement.

Shares which abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting for Proposal One, which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

In order for Proposal One to pass, at least a majority of the shares of Common Stock present in person or by proxy at the Special Meeting not excluded from such vote must vote FOR the issuance of shares of the Company’s Common Stock representing more than 19.99% of the outstanding shares of Common Stock upon the conversion of the Company’s Series A Preferred Stock and the exercise of the Company’s Common Stock Purchase Warrants.

The Board of Directors of the Company unanimously recommends a vote “FOR” the proposal set forth in this Proxy Statement.

To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Revocability of Proxy and Voting of Shares

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 10 Forge Parkway, Franklin, Massachusetts 02038, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Special Meeting and voting in person. If not revoked, the proxy will be voted at the Special Meeting in accordance with the shareholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

•	FOR the approval of the issuance of shares of the Company’s Common Stock representing more than 19.99% of the outstanding shares of Common Stock upon conversion of shares of the Company’s Series A Preferred Stock and the exercise of the Company’s Common Stock Purchase Warrants; and

•	In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Special Meeting or any adjournments thereof.

All shares represented by proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the shares represented by proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of Directors knows of no other matter to be presented at the Special Meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Voting Agreements

The Company has entered into voting agreements with certain shareholders of the Company (the “Voting Agreements”), pursuant to which such shareholders have agreed to vote all of the shares subject to the Voting Agreements in favor of Proposal One. Concurrently with the execution of the Voting Agreements, each such shareholder also delivered to the Company an irrevocable proxy appointing each of the members of the Board of Directors of the Company as proxies to vote the shares in accordance with the Voting Agreements. The number of shares subject to the Voting Agreements is 4,848,001, representing approximately 51.3% of the issued and outstanding shares of Common Stock. The Voting Agreements shall terminate on the earliest to occur of (i) such time as the Subscription Agreements (as defined below) shall have been validly terminated pursuant to their terms, (ii) immediately after the time that Proposal One is approved by the shareholders of the Company, and (iii) October 31, 2003. The following table lists the shareholders that have executed the Voting Agreements and the number of shares subject thereto:

Number of Shares Subject to Voting Agreements
Gary S. Kohler	717,017
Michael R. Wigley	675,543
James R. McNab, Jr.	493,735
Joseph Kost	493,735
Robert S. Langer	493,735
Essex Woodlands Health Ventures Fund IV, L.P.	709,737
Vanguard VI, L.P.	686,616
H&Q Healthcare Investors	577,883

Total	4,848,001

The form of Voting Agreement executed by each of Messrs. Kohler, Wigley, McNab, Kost and Langer is attached as Appendix A to this Proxy Statement. The form of Voting Agreement executed by each of Essex Woodlands Health Ventures Fund IV, L.P., Vanguard VI, L.P. and H&Q Healthcare Investors is attached as Appendix B to this Proxy Statement.

PROPOSAL ONE

AUTHORIZATION AND APPROVAL OF THE ISSUANCE OF COMMON STOCK

REPRESENTING MORE THAN 19.99% OF THE OUTSTANDING SHARES OF COMMON STOCK OF

THE COMPANY UPON THE CONVERSION OF THE SERIES A PREFERRED STOCK

AND THE EXERCISE OF THE COMMON STOCK PURCHASE WARRANTS

Background of the Private Placement

The Company is privately offering to selected qualified purchasers units consisting of shares of the Company’s newly designated Series A Convertible Preferred Stock and Common Stock Purchase Warrants (the “Private Placement”). In order to participate in the Private Placement and purchase the units, each purchaser shall be required to enter into a Subscription Agreement (each a “Subscription Agreement,” and collectively, the “Subscription Agreements”) with the Company. The Company expects to raise a minimum of $3,000,000 in the Private Placement prior to commissions and expenses. The Company has set a maximum limit in the Private Placement of $7,000,000.

Pursuant to the Subscription Agreements, the Company will sell, in one or more closings, units consisting of (i) one share of Series A Convertible Preferred Stock (the “Series A Preferred”), each initially convertible into one share of Common Stock of the Company, and (ii) Common Stock Purchase Warrants to purchase one share of Common Stock at a per share exercise price of $2.00 (the “Warrants”). The consideration to be paid by the purchasers for each unit shall be calculated at 75% of the price of the Company’s Common Stock, based on a weighted-average closing price for the five trading days preceding the initial closing of the Private Placement, with a minimum per unit price of $1.00 and a maximum per unit price of $1.50. It is currently contemplated that certain members of the Board of Directors of the Company, or their affiliates, will participate in the Private Placement and purchase units.

The Private Placement is to be consummated in one or more closings to occur no later than October 31, 2003. The Company has retained Dawson James Securities, a division of Viewtrade Financial, as placement agent for the Private Placement. The Placement Agent will receive substantial fees in connection with a successful Private Placement. See “Placement Agent” below.

The disinterested members of the Board of Directors have unanimously approved the Private Placement and have resolved that the Private Placement is in the best interests of the Company.

Nasdaq Shareholder Approval Requirement

The Common Stock is listed on The Nasdaq SmallCap Market. The NASD rules governing Nasdaq require shareholder approval of any issuance of securities that (i) will result in the issuance of shares representing 20% or more of the issuer’s outstanding shares of common stock or voting power prior to the issuance of such securities, at a price per share below the greater of book value or market value of the issuer’s common stock, or (ii) will result in a change of control of the issuer.

Specifically, NASD Rule 4350(i)(1)(D) requires that the issuer of stock in a non-public offering secure shareholder approval prior to an issuance where (i) the securities issued are common stock or securities convertible into common stock, (ii) the price per share of the securities in the offering is less than the greater of book value or market value of the issuer’s common stock, and (iii) the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the issuer before the issuance. In addition, NASD Rule 4350(i)(1)(B) requires that the issuer of stock secure shareholder approval prior to an issuance or potential issuance which will result in a change of control of the issuer.

Assuming immediate conversion of all of the shares of Series A Preferred expected to be issued in the Private Placement, and assuming immediate exercise of all the Warrants expected to be issued in the Private Placement, the total number of shares of Common Stock that the Company would be well in excess of the 20% threshold, and potentially could exceed 50% of the currently issued and outstanding shares. Therefore, the Company’s shareholders must vote in favor of this Proposal One in order for the Purchasers to be able to convert their Series A Preferred Stock or exercise their Warrants.

Reasons for the Private Placement

The Company intends that the net proceeds of the Private Placement and, if any, the consideration received as payment of the exercise price of the Warrants will be used for product development, funding clinical trials, initial scale of manufacturing capacity, working capital and general corporate purposes.

The Board of Directors and management of the Company reviewed and considered numerous financing alternatives prior to entering into the Private Placement. The disinterested members of the Board of Directors have unanimously approved the Private Placement and have resolved that the Private Placement is in the best interests of the Company. In so doing, the Board considered a number of factors including:

•	the Company’s inability to continue operations in the event the Private Placement is not consummated;

•	after an exhaustive search for capital, the unavailability of other alternatives to the Private Placement due to the unfavorable environment of the capital markets at the time the Company needed financing; and

•	the substantial increase in the Company’s working capital to be supplied by the proceeds from the Private Placement and the prospect that, as a result of the increase in working capital from the proceeds of the Private Placement, the Company will be able to expand its operations and improve its access to capital markets.

Nasdaq Delisting Notice

The Company’s Common Stock is currently listed for trading on the Nasdaq SmallCap Market. On June 18, 2003 the Company received a letter from Nasdaq stating the Company has failed to comply with the minimum $2.5 million stockholders’ equity requirement for continued listing set forth in Marketplace Rule 4310(c)(2)(B) and that as a result, the Common Stock is subject to delisting from the Nasdaq SmallCap Market. On July 31, 2003 the Company had a hearing with the Nasdaq Listing Qualifications Panel and the Common Stock will continue to trade on the Nasdaq SmallCap Market pending the Panel’s determination. As of August 21, 2003, the Company had not yet received a determination for the Panel. It is a condition to consummation of the Private Placement that the initial closing shall result in gross proceeds to the Company of at least $3 million plus any such additional amounts, if any, required by the Nasdaq Listing Qualifications Panel.

Bayer License Agreement

On July 28, 2003, the Company and Bayer Diagnostics Division of Bayer Healthcare LLC (“Bayer”) executed a license agreement pursuant to which the Company granted to Bayer an exclusive worldwide right and license of the Company’s intellectual property rights to make, have made, use, import and sell the Symphony Diabetes Management System. In consideration of the license, Bayer shall pay to the Company, no later than January 15, 2004, a one-time license fee of $1,500,000, subject to (i) the Company’s receipt from the Nasdaq Listing Qualifications Panel of an exception from the Nasdaq SmallCap Market’s minimum $2.5 million stockholders’ equity continued listing requirement, (ii) the Company’s receipt of a minimum of $1,500,000 in financing from third parties prior to such date, and (iii) the Company having stockholders’ equity on September 30, 2003 of at least $2.5 million.

The Company and Bayer are also expected to enter into one or more additional agreements to continue the joint development of the Symphony Diabetes Management System. Such agreements are expected to include, among other things, a $3,000,000 milestone payment to the Company after the first phase of development of the product, a royalty agreement providing for the payment by Bayer to the Company of royalties based on net sales of the product and a manufacturing and supply agreement providing the Company with the exclusive manufacturing rights of the SonoPrep device.

Bayer has the right to terminate the license agreement at any time following the payment of the one-time license fee. In the event that Bayer does not complete the development of the product necessary to obtain FDA approval, the license shall convert to a co-exclusive license to which the Company will still be entitled to royalties based on net sales of the product. In the event Bayer terminates the license agreement after completing development of the product, Bayer will retain a worldwide exclusive license and the Company cannot convert the license to a co-exclusive license.

Summary of Terms of the Private Placement

The following summary of the Private Placement is qualified by reference to the complete text of (i) the form of Subscription Agreement with the purchasers, (ii) the form of Statement of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the “Certificate of Designations”), and (iii) the form of Common Stock Purchase Warrant to be issued to the purchasers. Each of items (i) though (iii) above are attached as Appendices C through E, respectively, to this Proxy Statement.

Subscription Agreements

In order to participate in the Private Placement and purchase the units, each purchaser shall be required to enter into a Subscription Agreement with the Company. Pursuant to the terms and conditions of the Subscription Agreements, at the initial closing or any subsequent closing, the purchasers shall purchase units consisting of shares of Series A Preferred and Warrants. Each unit consists of one share of Series A Preferred and a Common Stock Warrant to purchase one share of Common Stock of the Company. The price per unit shall be calculated at 75% of the price of the Company’s Common Stock, based on a weighted-average closing price (calculated based on trading volume of shares of Common Stock) for the five trading days preceding the initial closing of the Private Placement, with a minimum per unit price of $1.00 and a maximum per unit price of $1.50.

It is contemplated that there may be subsequent closings, each of which would be at the same terms, conditions and price as that of the initial closing.

The shares of Series A Preferred and the Warrants, upon their conversion or exercise, will result in the Company issuing shares of Common Stock in excess of 19.99% of its total number of shares outstanding for a price per share less than the book value or market value of the Common Stock, and may result in a change of control of the Company. As a result, the Company has agreed to include in this Proxy Statement a proposal to approve the issuance of shares of its Common Stock pursuant to the conversion of the shares of Series A Preferred and upon the exercise of the Warrants for the purpose of complying with the National Association of Securities Dealers, Inc. rules requiring approval of issuances of shares which (i) would constitute in excess of 19.99% of a company’s currently outstanding common stock for a price less than the greater of book value or market value per share, and (ii) will result in a change of control of the issuer. Until the Company obtains the shareholder approval contemplated by this Proposal One, the purchasers, together with the Placement Agent, cannot convert their shares of Series A Preferred into, or exercise their Warrants for, shares of the Company’s Common Stock.

Conditions to the Private Placement

The consummation of the Private Placement is subject to the Company’s receipt, at the initial closing, of executed Subscription Agreements that have been accepted by the Company to purchase units with aggregate gross proceeds to the Company in an amount equal to at least $3,000,000, plus any such additional amounts, if any, required by the Nasdaq Listing Qualifications Panel.

The consummation of the Private Placement is also subject to the Company’s execution of a definitive agreement with Bayer that obligates Bayer to pay the Company a licensing fee of $1,500,000. On July 28, 2003, the Company fulfilled this condition.

Finally, the consummation of the Private Placement is also subject to the Company’s execution of definitive voting agreements with the holders of more than 50% of the Company’s outstanding shares of Common Stock, providing that such holders shall vote in favor of approval of the issuance of the shares of Common Stock upon conversion of the Series A Preferred and upon the exercise of the Warrants. On August 22, 2003, the Company fulfilled this condition.

Terms of the Series A Convertible Preferred Stock

Rank; Liquidation Preference.    The Series A Preferred shall rank prior to the holders of Common Stock and prior to all other classes of capital stock currently outstanding, or hereafter established, unless otherwise provided in the terms of such class, with respect to the distribution of the Company’s assets upon a change of control, bankruptcy, liquidation or other similar event. The liquidation preference for the Series A Preferred is an amount equal to the purchase price of the Series A Preferred plus any accrued and unpaid dividends.

Dividends and Voting Rights.    The Series A Preferred bears an eight percent (8%) per annum dividend per share. The dividend accrues and is payable annually on June 30 of each year in cash or Common Stock at the Company’s discretion. The Series A Preferred has no voting power, except as otherwise required under the Minnesota Business Corporations Act.

Conversion.    The Series A Preferred is convertible, at the option of the holder, into shares of Common Stock at an initial conversion price equal to the per unit price in the Private Placement. Therefore, initially each share of Series A Preferred is convertible into one share of Common Stock. Until the Company obtains the shareholder approval contemplated by this Proposal One, the purchasers, together with the Placement Agent, cannot convert their shares of Series A Preferred into shares of the Company’s Common Stock.

Forced Conversion.    If, on any date after the effectiveness of the Registration Statement (as defined below), the closing price of the Common Stock for twenty (20) consecutive trading days equals at least $3.00, the Company shall have the right, at its option, to convert all, but not less than all, of the outstanding shares of Series A Preferred into shares of Common Stock at an initial conversion price equal to the per unit price in the Private Placement. If such conversion occurs prior to the first anniversary of the initial closing of the Private Placement, the Company shall keep the Registration Statement effective for at least 20 days following such conversion. The foregoing provision is referred to herein as the “Forced Conversion” provision. Until the Company obtains the shareholder approval contemplated by this Proposal One, the Company cannot undertake a Forced Conversion.

Adjustments to Conversion Price.    During the period of time ending on the later to occur of (1) the first anniversary of the initial closing of the Private Placement and (2) the date that is 90 days after the effectiveness of the Registration Statement, the Series A Preferred shall have full ratchet anti-dilution rights with respect to certain future issuances of the Company’s equity securities. As a result, if shareholder approval is obtained, practically speaking, there is no limit on the aggregate number of shares of Common Stock that could be issued upon conversion of the Series A Preferred.

In the event that (1) the Company has not filed the Registration Statement with the SEC within 30 days after the initial closing of the Private Placement, or (2) the Registration Statement has not been declared effective by the SEC within 120 days after the initial closing of the Private Placement, then the conversion price shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the shares of the Series A Preferred shall increase by 1% for each full 30-day period thereafter during which both of the above-stated conditions are not met.

The Series A Preferred also contains adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, distributions, reclassifications or similar events affecting the Common Stock.

Redemption.    At any time after the fifth anniversary of the initial closing of the Private Placement, the Company shall have the right to redeem the shares of Series A Preferred at a price equal to the purchase price of the Series A Preferred, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the number of issued and outstanding shares of Series A Preferred.

Terms of the Warrants

The Warrants have an initial exercise price of $2.00 per share and are exercisable for shares of Common Stock at any time on or before the fifth anniversary of the initial closing of the Private Placement. The Warrants may be exercised by the purchaser, in whole or in part, with the exercise price payable in cash to the Company. The Warrants contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, capital reorganizations, reclassifications, mergers or similar events affecting the Company’s capital stock.

If on any date after the later of (i) the effectiveness of the Registration Statement (as defined below), and (ii) the date on which the shareholder approval contemplated by this Proposal One is obtained, the closing price of the Common Stock, as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the principal exchange on which the Common Stock is listed, or if not so listed then in the over-the-counter market as published in The Wall Street Journal, for 20 consecutive trading days equals at least $4.00 (subject to adjustment in the event of any subdivision, combination or reclassification affecting the Common Stock), the Company shall have the right, at its option and upon 30 days’ written notice to the purchasers, to terminate the Warrants; provided that (i) the purchasers shall have the right to exercise the Warrants at any time prior to such termination, and (ii) the Registration Statement shall be effective at all times during such 30-day notice period. The purchasers shall have the right to exercise the Warrants until the termination of the 30-day notice period, provided that such 30-day notice period terminates prior to the fifth anniversary of the initial closing of the Private Placement. The foregoing provision is referred to herein as the “Forced Exercise” provision.

Until the Company obtains the shareholder approval contemplated by this Proposal One, the purchasers, together with the Placement Agent, cannot exercise their Warrants for shares of the Company’s Common Stock.

Use of Proceeds

The Company intends that the net proceeds of the Private Placement and, if any, the consideration received as payment of the exercise price of the Warrants will be used for product development, funding clinical trials, initial scale of manufacturing capacity, working capital and general corporate purposes.

Registration

The Company has agreed to use its best efforts to prepare and file with the SEC a registration statement (the “Registration Statement”) within 30 days after the initial closing covering the resale of the Common Stock underlying the shares of Series A Preferred and the Warrants. Such registration statement shall remain effective until the later of (i) the first anniversary of the initial closing and (ii) the time periods associated with the Forced Conversion and Forced Exercise provisions of the Series A Preferred and the Warrants, respectively, or such shorter period as will terminate when all of the Common Stock issued or issuable upon conversion of the shares of Series A Preferred and exercise of the Warrants have been disposed of by each of the purchasers. If, within 30 days after the initial closing, the Company has not filed the registration statement with the SEC, or, within 120 days after the initial closing, the registration statement has not been declared effective by the SEC, the conversion price of the Series A Preferred shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the shares of the Series A Preferred shall increase by 1% for each full 30-day period thereafter during which both of the above-stated conditions are not met.

The expenses associated with such registration, other than the expenses of the purchasers’ counsel and selling expenses (including broker’s fees and commissions) will be borne by the Company. The Company has agreed to indemnify and hold harmless, to the extent permitted by law, the purchasers against any losses, claims, damages or liabilities, joint or several, to which such the purchasers may become subject, which arise out of or are based upon the registration or the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, other than certain losses, claims, damages or liabilities attributable to the purchasers.

Placement Agent

In connection with the Private Placement, the Company has agreed to pay to Dawson James for its services as placement agent (a) a cash fee of seven percent of the proceeds raised in the Private Placement from institutional investors other than members of the Board of Directors of the Company and/or their respective affiliates (three percent in the event such institutional investors are referred by other brokers), a cash fee of ten percent of the proceeds raised in the Private Placement from other investors other than members of the Board of Directors of the Company and/or their respective affiliates, and a cash fee equal to three percent of the proceeds of the Private Placement raised from members of the Board of Directors of the Company and/or their respective affiliates, and (b) warrants to acquire a number of shares of Common Stock of the Company equal to ten percent of the number of shares of Series A Preferred issued in the Private Placement (including shares issued to members of the Board of Directors of the Company and/or their respective affiliates) at a per share exercise price equal to 120% of the per unit price in the Private Placement and otherwise on terms pari passu with the Warrants issued to the purchasers in the Private Placement.

In the event that the Company receives at least $3.0 million gross proceeds in the Private Placement (including from members of the Board of Directors of the Company and/or their respective affiliates), the placement agent will also receive a success fee in the form of a one-year consulting agreement with the Company paying an aggregate of $36,000 and Warrants (the “Success Warrants”) to purchase 50,000 shares of Common Stock of the Company at a per share exercise price equal to 120% of the per unit price in the Private Placement and otherwise on terms pari passu with the Warrants issued to the purchasers in the Private Placement. In the event that the Company receives at least $5.0 million gross proceeds in the Private Placement (including from members of the Board of Directors of the Company and/or their respective affiliates), the one-year consulting agreement with the Company shall be amended to pay an aggregate of $60,000 and the Success Warrants shall be amended to increase the number of shares of Common Stock of the Company thereunder to 100,000 shares. The Company will also pay any reasonable accrued expenses incurred by the placement agent, subject to an aggregate limitation of $40,000. In addition, the placement agent will receive contractual rights of indemnification from the Company relating to the placement agent’s participation in the Private Placement.

Participation by Members of the Board of Directors

It is contemplated that certain members of the Board of Directors, or their affiliates (the “Participating Board Members”), will participate in the Private Placement, at the same terms, conditions and price as the purchasers. The Participating Board Members are expected to purchase the number of units as may be purchased for an aggregate amount of approximately $483,333. In order to consummate such sales, the Company will enter into Subscription Agreements pursuant to which the following Participating Board Members will agree to purchase the number of units as may be purchased for an aggregate amount set forth next to each such purchaser:

Aggregate Purchase Amount
Martin P. Sutter	$100,000
Gary S. Kohler	$33,333
Michael R. Wigley	$350,000

This participation in the Private Placement is limited to the Participating Board Members and will not be made available generally to holders of the Company’s Common Stock.

In order to participate in the Private Placement, each Participating Board Member will be required to enter into a Subscription Agreement with the Company. Each such Subscription Agreement shall be identical to the Subscription Agreement entered into by the purchasers as described above. The rights and preferences of the shares of Series A Preferred and the Warrants to be issued to the Participating Board Members, including registration rights, are identical to those to be issued to the purchasers in the Private Placement as described above. Until the Company obtains the shareholder approval contemplated by Proposal One, the Participating Board Members cannot convert their shares of Series A Preferred into, or exercise their Warrants for, shares of the Company’s Common Stock.

Factors Affecting Current Shareholders

While the disinterested members of the Board of Directors have unanimously approved the Private Placement and have resolved that the Private Placement is in the best interests of the Company, the Company’s shareholders should consider the following possible factors as well as other information contained in the Proxy Statement in evaluating this Proposal One.

Effect of Actual or Potential Future Conversion Below Market Price.    The Private Placement will substantially increase the number of shares of Common Stock the Company may issue below the current market price of the Common Stock. The issuance of Common Stock upon conversion of the shares of Series A Preferred and exercise of the Warrants could have a depressive effect on the market price of, and reduce trading activity in, the Common Stock by increasing the amount of shares of Common Stock outstanding. Such downward pressure could encourage short sales by certain investors which could place further downward pressure on the price of the Common Stock.

Dilution.    If all of the shares of Series A Preferred are converted and if the Warrants are fully exercised, the number of shares of outstanding Common Stock would increase substantially and significantly dilute the ownership interests and proportionate voting power of the existing holders of Common Stock. Adjustments to the conversion price of the Series A Preferred or exercise prices of the Warrants would further dilute the ownership interests and voting power of existing shareholders.

Certain Purchasers May Become Significant Shareholders.    Certain of the purchasers may, upon conversion of their shares of Series A Preferred and exercise of their Warrants, become significant holders of the Company’s Common Stock and as such, will have significant voting power with respect to their shares. As a result, the purchasers may be able to affect the outcome of all matters brought before the shareholders, including a vote for the election of directors, the approval of mergers and other business combination transactions.

Principal Effects of Approval or Non-Approval

In the event that the shareholders approve this Proposal One, the Company may issue shares of Common Stock upon the conversion of the shares of Series A Preferred and the exercise of the Warrants issued in the Private Placement.

In the event that the shareholders do not approve this Proposal One, the purchasers will not be able to convert any shares of Series A Preferred or exercise any Warrants unless and until such shareholder approval is obtained. The purchasers do not have any redemption or rescission rights.

Vote Required for Approval of Proposal One

In order for Proposal One to pass, at least a majority of the shares of Common Stock present in person or by proxy at the Special Meeting not excluded from such vote must vote FOR the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL ONE. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR PROPOSAL ONE.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of July 31, 2003 (except as otherwise provided below) by the following individuals or entities: (i) each person who beneficially owns 5% or more of the outstanding shares of our Common Stock as of July 31, 2003; (ii) the Named Executives (as defined below); (iii) each director; and (iv) all our current executive officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. As of July 31, 2003, there were issued and outstanding 9,426,944 shares of our Common Stock, and no shares of our Preferred Stock. In computing the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options currently exercisable or exercisable within 60 days after July 31, 2003 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Ownership(2)	Percent of Class
Common Stock	Essex Woodlands Health Ventures Fund IV, L.P. (3)(4)(10) 15001 Walden Road, Suite 101 Montgomery, TX 77356	1,403,429	14.9%
Common Stock	Vanguard VI, L.P. (3)(4)(14) 1330 Post Oak Blvd., Suite 1550 Houston, TX 77056	1,357,710	14.4%
Common Stock	H&Q Healthcare Investors (3)(4)(13) 50 Rowes Wharf, 4th Floor Boston, MA 02110	1,142,702	12.1%
Common Stock	Michael R. Wigley (3)(4)(5)	984,709	10.1%
Common Stock	Gary S. Kohler (3)(4)(6)	824,517	8.7%
Common Stock	James R. McNab Jr. (3)(4)(7)	547,822	5.8%
Common Stock	Robert S. Langer (3)(4)(8)	533,370	5.6%
Common Stock	Martin P. Sutter (12)	1,470,429	15.5%
Common Stock	W. Leigh Thompson (11)	67,500	*
Common Stock	Thomas W. Davison (16)	194,533	2.0%
Common Stock	Joseph F. Amaral (9)	50,000	*
Common Stock	Sean Moran (15)	54,626	*
Common Stock	Joseph Kost (3)(4)(17)	519,928	5.5%
Common Stock	Jeffery R. Paletz (18)	259,358	2.8%
Common Stock	All directors and executive officers as a group (9 persons) (19)	4,728,006	45.9%

*	Less than one percent of the outstanding Common Stock.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Sontra Medical Corporation, 10 Forge Parkway, Franklin, Massachusetts 02038.
(2)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.
(3)	Does not include the following additional shares of Common Stock listed under the column titled “Disclaimed Shares” below which relate to the aggregate number of outstanding shares of Common Stock for which voting control is held (excluding options or shares held in 401(k) accounts, for which there are no voting rights) by the other parties pursuant to a certain director voting agreement, dated as of June 20, 2002, which provides for the election of Gary Kohler and Michael Wigley as directors of the Company, signed by the following parties in connection with the Merger (as defined below). The director voting agreement does not impact the vote of such parties on any proposal contained in this Proxy Statement. The director voting agreement is effective until the later to occur of (i) the third anniversary of the effective date of the Merger or (ii) immediately following the third shareholder meeting called for the purpose of electing directors following the Merger:

	Disclaimed Shares	Total Shares Subject to Director Voting Agreement
Gary S. Kohler	6,060,589	6,817,606
Michael R. Wigley	6,142,063	6,817,606
James R. McNab, Jr.	6,323,871	6,817,606
Joseph Kost	6,323,871	6,817,606
Robert S. Langer	6,323,871	6,817,606
Essex Woodlands Health Ventures Fund IV, L.P.	5,514,177	6,817,606
Vanguard VI, L.P.	5,513,818	6,817,606
Vanguard VI Affiliates Fund, L.P.	6,763,684	6,817,606
H&Q Healthcare Investors	6,131,985	6,817,606
H&Q Lifesciences Investors	6,360,929	6,817,606

(4)	Does not include the following additional shares of Common Stock listed under the column titled “Disclaimed Shares” below which relate to the aggregate number of outstanding shares of Common Stock for which voting control is held (excluding options or shares held in 401(k) accounts, for which there are no voting rights) by the other parties pursuant to the Voting Agreements:

	Disclaimed Shares	Total Shares Subject to Voting Agreements
Gary S. Kohler	4,130,984	4,848,001
Michael R. Wigley	4,172,458	4,848,001
James R. McNab, Jr.	4,354,266	4,848,001
Joseph Kost	4,354,266	4,848,001
Robert S. Langer	4,354,266	4,848,001
Essex Woodlands Health Ventures Fund IV, L.P.	4,138,264	4,848,001
Vanguard VI, L.P.	4,161,385	4,848,001
H&Q Healthcare Investors	4,270,118	4,848,001

(5)	Includes 309,166 shares that may be acquired within 60 days upon the exercise of stock options, and 106,800 shares held by Mr. Wigley as custodian for the benefit of his children.
(6)	Includes 67,500 shares that may be acquired within 60 days upon the exercise of stock options, and 40,000 shares held by Mr. Kohler as custodian for the benefit of his children.
(7)	Includes 54,087 shares that may be acquired within 60 days upon the exercise of stock options, and 106,918 shares that are held by the J.R. and M.W. McNab Family LLC.
(8)	Includes 39,635 shares that may be acquired within 60 days upon the exercise of stock options, and 28,905 shares held by Laura Langer as custodian for Dr. Langer’s minor children.
(9)	Consists of shares that may be acquired by Mr. Amaral within 60 days upon the exercise of stock options.
(10)	This information is as of December 31, 2002 and is based solely on Schedule 13G filed by Essex Woodlands Health Ventures Fund IV, L.P. (“EWHV IV”), dated February 14, 2003, provided this does not include 67,500 shares that may be acquired by Mr. Sutter as discussed in footnote 12 below of which EWHV IV disclaims any beneficial ownership. Essex Woodlands Health Ventures Fund IV, L.L.C. is the general partner of Essex Woodlands Health Ventures Fund IV, L.P.
(11)	Includes 67,500 shares that may be acquired by Mr. Thompson within 60 days upon the exercise of stock options.
(12)	Includes 1,403,429 shares held by EWHV IV. Mr. Sutter is a managing member of Essex Woodlands Health Ventures Fund IV, L.L.C, the general partner of EWHV IV and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Sutter disclaims any beneficial ownership of such shares except in such shares as Mr. Sutter has an actual pecuniary interest. Also includes 67,500 shares that may be acquired by Mr. Sutter within 60 days upon the exercise of stock options.
(13)	This information is as of December 31, 2002 and is based solely on Schedule 13G filed by H&Q Healthcare Investors, dated February 14, 2003. Includes 457,081 shares beneficially owned by H&Q Life Sciences Investors, L.P. Also includes 685,621 shares beneficially owned by H&Q Healthcare Investors.

(14)	This information is as of December 31, 2002 and is based solely on Schedule 13G filed by Vanguard VI, L.P, dated February 14, 2003. Includes 1,303,788 shares beneficially owned by Vanguard VI, L.P, of which Vanguard VI Venture Partners, L.L.C. is the general partner. Also includes 53,922 shares beneficially owned Vanguard VI Affiliates Fund, L.P., of which Vanguard VI Venture Partners, L.L.C. is the general partner.
(15)	Includes 45,379 shares that may be acquired within 60 days upon the exercise of stock options. Includes 3,047 shares relating to the Company’s matching contribution to Mr. Moran’s 401(k) account.
(16)	Includes 181,542 shares that may be acquired within 60 days upon the exercise of stock options. Includes 3,991 shares relating to the Company’s matching contribution to Dr. Davison’s 401(k) account.
(17)	Includes 24,270 shares that may be acquired within 60 days upon the exercise of stock options. Also includes 1,923 shares relating to the Company’s matching contribution to Dr. Kost’s 401(k) account.
(18)	This information is as of July 1, 2002 and is based solely on a Form 4 filed by Mr. Paletz dated July 1, 2002. Mr. Paletz resigned as an executive officer of the Company in connection with the Merger on June 20, 2002.
(19)	Includes 882,309 shares that may be acquired within 60 days upon the exercise of stock options. Also includes an aggregate of 7,038 shares relating to the Company’s matching contributions to the 401(k) accounts of Dr. Davison and Mr. Moran.

Change in Control

Merger

On June 20, 2002, we consummated a business combination (the “Merger”) with Sontra Medical, Inc. (“SMI”) pursuant to the terms of an Agreement and Plan of Reorganization, dated as of February 27, 2002, as amended, by and among SMI, the Company and CC Merger Corp., a wholly owned subsidiary of the Company (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, CC Merger Corp. was merged with and into SMI with the result that SMI survived as a wholly owned subsidiary of the Company. Following the Merger, we changed our name to Sontra Medical Corporation and began operating in SMI’s line of business.

As a result of the Merger, the outstanding shares of SMI’s stock were converted into the right to receive newly issued shares of our Common Stock based on an exchange ratio of 0.1927 of a share of our Common Stock for each share of SMI common stock. Based on this exchange ratio, an aggregate of 6,210,289 shares of our Common Stock were issued to the shareholders of SMI on the closing date of the Merger, resulting in the shareholders of SMI owning approximately 67% of outstanding shares of our Common Stock and our shareholders, immediately preceding the consummation of the Merger, owning approximately 33% of the outstanding shares of our Common Stock. Additionally, in connection with the Merger, we assumed all outstanding options under the Sontra Medical, Inc. 1999 Stock Option and Incentive Plan based on the exchange ratio set forth above.

Director Voting Agreement

As a condition to closing the Merger, certain of our executive officers, directors and principal shareholders, as described above under “Securities Ownership of Certain Beneficial Owners and Management” entered into an agreement with Michael Wigley and Gary Kohler providing that those officers, directors and principal shareholders will vote any shares of our Common Stock beneficially owned by them following the Merger to maintain the election of Michael Wigley and Gary Kohler to our Board of Directors. The director voting agreement shall terminate immediately following the third meeting of our shareholders called for the purpose of electing directors or three years following the completion of the Merger, whichever is later. None of our shareholders who are parties to the director voting agreement have been paid any additional consideration in connection with the execution of the director voting agreement.

DIRECTOR COMPENSATION

Prior to the Merger, no cash compensation was paid to our directors; however, independent, non-employee directors received an option to purchase shares of common stock worth $75,000 if re-elected by the shareholders, valued as of the date of grant. Upon the consummation of the Merger, non-employee, non-consultant directors became entitled to receive annual cash compensation of $10,000 per year for board and committee service, plus reimbursement of their expenses, and a one-time option grant to purchase 50,000 shares of our Common Stock at an exercise price of $2.50 per share. The options were granted pursuant to our 1997 Long-term Incentive and Stock Option Plan and were fully exercisable upon the date of grant.

Beginning in 2003, directors who are neither employees or consultants of the Company will receive annual cash compensation of $10,000 and an annual option grant to purchase 17,500 shares of our Common Stock (at an exercise price equal to the fair market value of our Common Stock on the date of grant) for board and committee service. Currently, Messrs. Amaral, Kohler, Sutter, Thompson, and Wigley are non-employee, non-consultant directors. The directors are eligible to participate in our 1997 Long-term Incentive and Stock Option Plan and our 2003 Stock Option and Incentive Plan. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.

No options will be issued, or separate compensation paid, to directors who are also employees or consultants of the Company for their service as directors.

Prior to the Merger, Mr. McNab (our Chairman), Dr. Langer (a director) and Dr. Kost (our Chief Scientific Officer and a former director), in their capacities as employees and/or consultants of SMI, were granted a number of options to purchase SMI common stock which, as a result of the Merger, were converted into 96,350, 38,450 and 77,080 shares of our Common Stock, respectively, at an exercise price of $.5189 per share. Additionally, on July 24, 2002, Dr. Langer, in his capacity as a member of the Scientific Advisory Board of the Company, was granted additional options to purchase 50,000 shares of our Common Stock at an exercise price of $1.69 per share which was equal to the fair market value of our Common Stock at the date of grant.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers (collectively, the “Named Executive Officers”) for the fiscal years ended December 31, 2002, 2001 and 2000.

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long Term Compensation(2)
Name and Principal Position(1)	Year	Salary($)	Bonus($)		Other Annual Compensation ($)		Securities Underlying Options (# of Shares)	All Other Compensation ($)
Thomas W. Davison (3) Chief Executive Officer and President	2002 2001 2000	$151,514 — —	— — —		— — —		726,169 — —	$5,500 — —	(4)

Jeffrey R. Paletz (5) Former ChoiceTel President	2002 2001 2000	$54,000 108,000 108,000	$20,000 — —	(6)	— — —		— — —	$54,000 — —	(7)

Joseph Kost (8) Chief Scientific Officer	2002 2001 2000	$106,312 — —			$10,000 — —	(9)	97,080 — —	$3,467 — —	(10)

(1)	No other executive officer earned more than $100,000 during the most recent fiscal year.
(2)	We did not make any restricted stock awards or grant any stock appreciation rights during the fiscal years 2000, 2001 and 2002.
(3)	Dr. Davison joined SMI on May 20, 2002 as president and chief executive officer. Upon the consummation of the Merger with SMI, Dr. Davison was elected President and Chief Executive Officer of the Company.
(4)	Represents the aggregate dollar amount of the Company’s matching contributions to Dr. Davison’s 401(k) account, paid in our Common Stock, for each of the third and fourth quarters of the fiscal year ending December 31, 2002, calculated as follows: (i) Dr. Davison was granted 1,211.45 shares of our Common Stock following the third quarter, in lieu of a cash contribution of $2,750, based on a weighted average closing price of our Common Stock over such quarter of $2.27; and (ii) Dr. Davison was granted 650.12 shares of our Common Stock following the fourth quarter, in lieu of a cash contribution of $2,750, based on a weighted average closing price of our Common Stock over such quarter of $4.23.
(5)	Mr. Paletz resigned from the Company effective as of the consummation of the Merger and was replaced by Dr. Davison.
(6)	Pursuant to an agreement with Mr. Paletz, upon closing the sale of our pay telephone assets in Puerto Rico on May 1, 2002, we paid $20,000 to Mr. Paletz.
(7)	We entered into a severance agreement with Mr. Paletz pursuant to which we paid Mr. Paletz six months severance upon the earlier of termination of his employment or upon the sale of certain pay telephone assets in Puerto Rico. On May 1, 2002, we sold the Puerto Rican assets and, accordingly, Mr. Paletz was paid his severance pay of approximately $54,000.
(8)	Dr. Kost was previously employed by SMI and joined the Company as our Chief Scientific Officer following the Merger.
(9)	Dr. Kost entered into a non-employee consulting contract with the Company, effective December 1, 2002, that provides payments of $10,000 per month.
(10)	Represents the aggregate dollar amount of the Company’s matching contributions to Dr. Kost’s 401(k) account, paid in our Common Stock, for each of the third and fourth quarters of the fiscal year ending December 31, 2002, calculated as follows: (i) Dr. Kost was granted 881.06 shares of our Common Stock following the third quarter, in lieu of a cash contribution of $2,000, based on a weighted average closing price of our Common Stock over such quarter of $2.27; and (ii) Dr. Kost was granted 346.73 shares of our Common Stock following the fourth quarter, in lieu of a cash contribution of $1,467, based on a weighted average closing price of our Common Stock over such quarter of $4.23.

The following table provides information about stock options granted and exercised by each of the Named Executive Officers in fiscal 2002 and the value of options held by each at December 31, 2002 (we did not grant any stock appreciation rights in 2002):

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted		Percentage of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/share)		Expiration Date
Thomas W. Davison	359,914 340,087 26,168	(1) (2) (1)	20 18.9 1.5	% % %	$2.55 .52 1.69	(4) (4)	9/23/2012 5/20/2012 7/24/2012

Jeffrey Paletz	—		—		—		—

Joseph Kost	77,080 20,000	(3) (1)	4.3 1.1	% %	.52 1.69		4/10/2012 7/24/2012

(1)	These stock options were granted under our 1997 Long-term Incentive and Stock Option Plan at an exercise price equal to the fair market value of the our Common Stock on the date of grant. The options have a term of ten years from the date of grant. Twenty-five percent of each option vests on the first anniversary of the grant date and continues to vest at a rate of two and one half percent at the end of each month thereafter.
(2)	These stock options were granted prior to the Merger with SMI, under the Sontra Medical, Inc. 1999 Stock Option and Incentive Plan, at an exercise price equal to the fair market value of SMI’s common stock on the date of grant. The options have a term of ten years from the date of grant. Twenty-five percent of each option vests on the first anniversary of the grant date and continues to vest at a rate of two and one half percent at the end of each month thereafter. These options were assumed by the Company in connection with the Merger. The table above reflects such options on an as-converted basis following the Merger based on an exchange ratio of .1927 shares of our Common Stock for each share of SMI common stock. The exercise price of these options were adjusted accordingly.
(3)	This option was granted prior to the Merger with SMI, under the Sontra Medical, Inc. 1999 Stock Option and Incentive Plan, at an exercise price equal to the fair market value of SMI’s common stock on the date of grant. This option has a term of ten years from the date of grant. Seventy-five percent of these options shall vest in full upon the earlier of (i) April 10, 2006, or (ii) the consummation of a strategic relationship which includes an aggregate investment by a strategic partner or partners of at least $2,000,000 (either through an equity investment, agreement to fund research and development costs, payment of licensing fees, or such other contributions as are satisfactory to the board) within twelve months of the consummation of the Merger. Twenty-five percent of these options vested in full upon the hiring of a permanent chief executive officer of SMI (which occurred on May 20, 2002). These options were assumed by the Company in connection with the Merger. The table above reflects such options on an as-converted basis following the Merger based on an exchange ratio of .1927 shares of our Common Stock for each share of SMI common stock. The exercise price of these options were adjusted accordingly.
(4)	These options were amended, exchanged or repriced. See disclosure in the section entitled “Report of Compensation Committee on Option Repricings” below regarding the initial exercise price of certain options repriced or exchanged as set forth therein.

The following table sets forth certain information with respect to options exercised in fiscal 2002 by the Named Executive Officers, the value realized upon such exercises, and the value of options held by such officers at the fiscal year end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised, In-the-Money Options at Fiscal Year End($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas W. Davison	—	—	—	726,169	—	$1,875,126
Jeffrey Paletz	—	—	—	—	—	—
Joseph Kost	—	—	19,270	77,810	$69,971	255,718

(1)	Amounts are calculated by subtracting the aggregate exercise price of the options from the market value of the underlying Common Stock on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.
(2)	Amounts are calculated by subtracting the exercise price of the options from the fair market value of the underlying Common Stock as quoted on The Nasdaq SmallCap Market of $4.15 per share on December 31, 2002, multiplied by the number of shares underlying the options, and do not reflect amounts that actually may be received by the Named Executive Officers upon exercise of options.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

On May 20, 2002, Dr. Davison entered into a two year employment agreement with SMI, as SMI’s chief executive officer, that provided for an annual salary of $275,000 and initial options grants of SMI common stock equivalent to 700,000 shares of our Common Stock on an as-converted basis following the Merger. We assumed this agreement in connection with the Merger. If this agreement is terminated, during the term (or any extension thereof), other than by the Company for cause or disability, or voluntarily by Dr. Davison, Dr. Davison is generally entitled to severance equal to the remaining amounts payable during the term (or any extension thereof) of this agreement.

On June 25, 2002, we entered in an employment agreement with Mr. Moran as our Chief Financial Officer that provides an annual salary of $186,000 and an initial option grant to purchase 150,000 shares of our Common Stock. This agreement also provides for severance payments equal to six months of Mr. Moran’s salary in the event of the termination of his employment other than for cause or voluntarily by Mr. Moran.

In connection with the Merger, we assumed Dr. Kost’s previous employment agreement with SMI as Chief Scientific Officer which provided a monthly base salary of $16,666.67 and was terminable by either party at any time. There were no severance provisions contained in this agreement. On November 1, 2002, we terminated this employment agreement with Dr. Kost, effective December 1, 2002, and entered into a consulting agreement pursuant to which Dr. Kost became an independent consultant to the Company with a monthly fee of $10,000. This agreement may be terminated by either party at any time.

Pursuant to a severance agreement with Jeffrey Paletz, our former President, we paid Mr. Paletz six months severance upon the earlier of termination of his employment or upon the sale of certain of our pay telephone assets in Puerto Rico. On May 1, 2002, we sold the Puerto Rican assets and, accordingly, Mr. Paletz was paid his severance pay of approximately $54,000.

Pursuant to a severance agreement with Jack Kohler, our former Chief Financial Officer, we paid Mr. Kohler six months severance upon the termination of his employment in connection with the Merger. His severance pay was $45,000 and included payment of health insurance premiums for the six-month severance period. Jack Kohler is the brother of Gary Kohler, who is currently a member of our board of directors.

Report of Compensation Committee on Option Repricings

The Compensation Committee of our Board of Directors has furnished the following report regarding the repricing of options during fiscal 2002. All options repriced during fiscal 2002 either resulted from an exchange of outstanding options granted under our 1997 Long-term Incentive and Stock Option Plan (the “1997 Plan”) for new options with a lower exercise price under the 1997 Plan, or an amendment to outstanding options granted under the Sontra Medical, Inc. 1999 Stock Option and Incentive Plan (the “1999 Plan”, collectively with the 1997 Plan, the “Plans”), as applicable, in each case as indicated below.

The Compensation Committee believes that our value to our shareholders is necessarily dependent upon our ability to attract and retain qualified and competent employees, including executive officers. The Plans were expressly established to provide an additional incentive to such individuals to continue in our service. In September 2002, the Compensation Committee believed that the intended incentive associated with certain options granted in connection with the hiring of our Chief Executive Officer and Chief Financial Officer under the Plans had failed in that the exercise price per share of the options granted to such officers was significantly greater than the exercise price per share granted to other employees and consultants shortly prior to their hiring. As a result, the Compensation Committee of our board believed that it was in our best interests and the best interests of our shareholders to reprice such options because by repricing the options set forth on the table below, previously granted to the executive officers named below, we restored the incentive for such officers. The options granted in replacement of options previously granted under the 1997 Plan, as indicated below, were made with an exercise price equal to the fair market price of the underlying Common Stock on the date of the repricing. The options repriced by amendment to Mr. Davison’s existing option agreement dated May 20, 2002, granted pursuant to the 1999 Plan, as indicated below, were repriced with an exercise price equal to the exercise price of options granted to other employees and consultants shortly prior to the consummation of the Merger. As a result of these repricings, the Company will recognize the intrinsic value of these options over the remaining vesting terms. As of December 31, 2002, the Company recorded additional paid-in capital of approximately $2,051,000, deferred compensation of approximately $1,854,000 and non-cash compensation expense of $197,000 for the year ended December 31, 2002. The intrinsic value will continue to be re-measured each period throughout the life of the options. This re-measurement process will result in unpredictable charges or credits, based on fluctuations in quoted prices for the Company’s Common Stock. The number of shares subject to exercise and the vesting periods of these options remain unchanged.

The following table provides information related to each option repricing held by any of our executive officers during the last completed fiscal year:

Name and Principal Position	Date of Repricing or Exchange	Number of Securities Underlying Options Repriced or Exchanged(#)		Market Price of Stock at Time of Repricing or Exchange($)	Exercise Price at Time of Repricing or Exchange($)		New Exercise Price($)	Date of Original Option Grant
Thomas Davison	9/23/02	359,914	(1)	$2.55	$3.05		$2.55	June 28, 2002
Chief Executive Officer	9/23/02	340,086	(2)	$2.55	$3.74	(2)	$.5189	May 20, 2002

Sean Moran	9/23/02	150,000	(1)	$2.55	$3.30		$2.55	June 28, 2002
Chief Financial Officer

(1)	These options were granted in replacement of options previously granted pursuant to the 1997 Plan. The previously granted options have been cancelled.
(2)	These options were previously granted pursuant to the 1999 Plan and were repriced by an amendment to the original option agreement. The original option was exercisable for 1,764,850 shares of common stock of SMI, at an exercise price of $.72 per share, and was assumed by us in connection with the Merger. Following the Merger, the option was exercisable (on an as-converted basis) for 340,086 shares of our Common Stock at an exercise price of $3.74 per share. This option was repriced by amendment from $.72 to $.10 per share (on a pre-Merger basis) or from $3.74 to $.5189 per share of our Common Stock (on an as-converted basis following the Merger).

SHAREHOLDER PROPOSALS

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the Company’s 2004 Annual Meeting of Stockholders (the “2004 Annual Meeting”) must be submitted to the Secretary of the Company at its offices, 10 Forge Parkway, Franklin, Massachusetts 02038, no later than January 1, 2004. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder of the Company wishes to present a proposal before the 2004 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than March 16, 2004. If a stockholder fails to provide timely notice of a proposal to be presented at the 2004 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

By Order of the Board of Directors

/s/ Sean Moran

Sean Moran, Secretary

Franklin, Massachusetts

September [    ], 2003

APPENDIX A

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of             , 2003 by and between Sontra Medical Corporation, a Minnesota corporation (the “Company”), and the undersigned stockholders and/or optionholders (collectively, the “Stockholders”) of the Company.

RECITALS

A. In connection with the execution of this Agreement, the Company, certain of the Stockholders and certain other investors (collectively, the “Investors”) are expected to enter into Subscription Agreements (collectively, the “Subscription Agreements”), which provide for the purchase by the Investors and the sale by the Company of equity securities (the “Securities”) expected to be issued by the Company on the terms set forth on Exhibit A hereto (the “Private Placement”).

B. Each of the Stockholders is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of such number of shares of the outstanding capital stock of the Company, and such number of shares of capital stock of the Company issuable upon the exercise of outstanding options and warrants, as set forth on the signature page of this Agreement.

C. In order to induce the Company and certain of the Investors to execute the Subscription Agreements, each of the Stockholders desires to restrict the transfer or disposition of any of the Shares (as defined below), or any other shares of capital stock of the Company over which Stockholder has voting power, and desires to vote the Shares, and any other such shares of capital stock of the Company over which Stockholder has voting power, so as to facilitate the consummation of the Private Placement and the transactions contemplated by the Subscription Agreements and certain related documents. The execution and delivery of this Agreement and of the attached form of irrevocable proxy is a material condition to the Company’s and certain of the Investor’s willingness to enter into the Subscription Agreements.

AGREEMENT

In consideration of the mutual agreements, covenants, promises and other representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

1. Certain Definitions.    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Subscription Agreements. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Subscription Agreements shall have been validly terminated pursuant to their terms, (ii) immediately after the time the matters set forth in Section 3 hereof are approved by the stockholders of the Company at a meeting of the stockholders and (iii) October 31, 2003.

(b) “Person” shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

(c) “Shares” shall mean: (i) all securities of the Company (including all shares of Common Stock of the Company, any preferred stock, all options, warrants and other rights to acquire shares of Common Stock or preferred stock) beneficially owned by Stockholder as of the date of this Agreement and (ii) all additional securities of the Company (including all additional shares of Common Stock and any preferred stock and options, warrants and other rights to acquire shares of Common Stock or preferred stock) of which Stockholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

(d) A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2.	Transfer of Shares.

(a) Transfer Restrictions.    Each of the Stockholders hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not cause or permit any Transfer of any of the Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Shares.

(b) Transfer of Voting Rights.    Each of the Stockholders hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement or commitment in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

3. Agreement to Vote Shares.    Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, each of the Stockholders shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 4 hereof), the Shares or cause the Shares to be voted:

(a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Securities, and in favor of each of the other actions contemplated by the Subscription Agreements and any action required in furtherance thereof; and

(b) in favor of the issuance to certain members of the Company’s Board of Directors (or their respective affiliates) of that number of Securities as may be purchased for aggregate consideration of $            .

Prior to the Expiration Date, none of the Stockholders shall enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Irrevocable Proxy.    Concurrently with the execution of this Agreement, each of the Stockholders agrees to deliver to the Company a proxy in the form attached hereto as Exhibit B (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

5. Representations and Warranties of Stockholder.    Each of the Stockholders hereby represents and warrants to the Company that, as of the date hereof and at all times until the Expiration Date:

(a) such Stockholder is (and will be) the beneficial owner of the Shares the options, warrants and other rights to purchase shares of Common Stock or other securities of the Company, set forth on the signature page of this Agreement;

(b) the Shares are (and will be) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature;

(c) Stockholder does not beneficially own any securities of the Company other than as set forth on the signature page of this Agreement; and

(d) Stockholder has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

6. Legending of Shares.    If so requested by the Company, Stockholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to the Proxy.

7. Termination.    This Agreement and the Proxy shall terminate and be of no further force or effect as of the Expiration Date.

8.	Miscellaneous.

(a) Waiver.    No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

(b) Severability.    In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(c) Binding Effect; Assignment.    This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Stockholder may be assigned to any other Person without the prior written consent of the Company.

(d) Amendments.    This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(e) Specific Performance; Injunctive Relief.    Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of the Company and to preserve for the Company the benefits of the Private Placement, the Subscription Agreements and the transactions contemplated thereby; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, the Company and each of the Stockholders hereby expressly agree that in addition to all other remedies available at law or in equity, the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

(f) Governing Law.    This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision, rule or principle (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

(g) Entire Agreement.    This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of the Company and each of the Stockholders with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between the Company and each of the Stockholders, both oral and written, with respect to the subject matter hereof and thereof.

(h) Notices.    All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

If to the Company:	Sontra Medical Corporation 10 Forge Parkway Franklin, MA 02038 Attention: Chief Financial Officer Telephone No.: (508) 553-8850 Facsimile No.: (508) 553-8760

with a copy to:	Browne Rosedale & Lanouette LLP 100 Brickstone Square, First Floor Andover, MA 01810 Attention: Thomas B. Rosedale, Esq. Telephone No.: (978) 684-3842 Facsimile No.: (978) 684-3845

If to Stockholder:	To the address for notice set forth on the signature page hereof.

(i) Further Assurances.    Each of the Stockholders (in its, his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as the Company may deem necessary or desirable, in the reasonable opinion of the Company, to carry out and effectuate the purpose and intent of this Agreement.

(j) Attorneys’ Fees and Expenses.    If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(k) Headings.    The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

(l) Counterparts.    This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(m) Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

SONTRA MEDICAL CORPORATION		STOCKHOLDER:

By:		By:
Name:	Sean Moran	Signature of Authorized Signatory
Title:	Chief Financial Officer	Name:
Title (if applicable):

Print Address

Telephone

Facsimile No.

Shares beneficially owned:

shares of Company Common Stock

shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights shares of other securities of the Company (please describe:

)

***** VOTING AGREEMENT *****

EXHIBIT A

[See Exhibit A to Subscription Agreement]

EXHIBIT B

IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of Sontra Medical Corporation, a Minnesota corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the members of the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by Stockholder as of the date of this Proxy are listed on the final page of this Proxy. Stockholder hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between the Company and Stockholder (the “Voting Agreement”), by and among the Company and Stockholder. As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Subscription Agreement (as defined in the Voting Agreement) shall have been validly terminated pursuant to its terms, (ii) the date the matters set forth in Section 3 of the Voting Agreement are approved by the stockholders of the Company at a meeting of the stockholders and (iii) October 31, 2003.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

(a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Securities (as defined in the Voting Agreement), and in favor of each of the other actions contemplated by the Subscription Agreement and any action required in furtherance thereof;

(b) in favor of the issuance to certain members of the Company’s Board of Directors (or their respective affiliates) of that number of Securities as may be purchased for aggregate consideration of $300,000.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Dated: , 2003
STOCKHOLDER:

By:
Signature

Name:

Title (if applicable):

Share beneficially owned:

shares of Company Common Stock

shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights shares of other securities of the Company (please describe:

)

***** IRREVOCABLE PROXY *****

APPENDIX B

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of             , 2003 by and between Sontra Medical Corporation, a Minnesota corporation (the “Company”), and the undersigned stockholders and/or optionholders (collectively, the “Stockholders”) of the Company.

RECITALS

A. In connection with the execution of this Agreement, the Company, certain of the Stockholders and certain other investors (collectively, the “Investors”) are expected to enter into Subscription Agreements (collectively, the “Subscription Agreements”), which provide for the purchase by the Investors and the sale by the Company of equity securities (the “Securities”) expected to be issued by the Company on the terms set forth on Exhibit A hereto (the “Private Placement”).

B. In order to induce the Company and certain of the Investors to execute the Subscription Agreements, each of the Stockholders desires to restrict the transfer or disposition of              shares of Common Stock now owned by Stockholder, or over which Stockholder has voting power (the “Restricted Shares”), and desires to vote the Restricted Shares so as to facilitate the consummation of the Private Placement and the transactions contemplated by the Subscription Agreements and certain related documents. The execution and delivery of this Agreement and of the attached form of irrevocable proxy is a material condition to the Company’s and certain of the Investor’s willingness to enter into the Subscription Agreements.

AGREEMENT

In consideration of the mutual agreements, covenants, promises and other representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

1. Certain Definitions.    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Subscription Agreements. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Subscription Agreements shall have been validly terminated pursuant to their terms, (ii) immediately after the time the matters set forth in Section 3 hereof are approved by the stockholders of the Company at a meeting of the stockholders and (iii) October 31, 2003.

(b) “Person” shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

(c) A Person shall be deemed to have effected a “Transfer” of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2.	Transfer of Restricted Shares.

(a) Transfer Restrictions.    Each of the Stockholders hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not cause or permit any Transfer of any of the Restricted Shares to be effected, or discuss, negotiate or make any offer regarding any Transfer of any of the Restricted Shares.

(b) Transfer of Voting Rights.    Each of the Stockholders hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, such Stockholder shall not deposit, or permit the deposit of, any Restricted Shares in a voting trust, grant any proxy in respect of the Restricted Shares, or enter into any voting agreement or similar arrangement or commitment in contravention of the obligations of Stockholder under this Agreement with respect to any of the Restricted Shares.

3. Agreement to Vote Restricted Shares.    Until the Expiration Date, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, each of the Stockholders shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 4 hereof), the Restricted Shares or cause the Restricted Shares to be voted:

(a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Securities, and in favor of each of the other actions contemplated by the Subscription Agreements and any action required in furtherance thereof; and

(b) in favor of the issuance to certain members of the Company’s Board of Directors (or their respective affiliates) of that number of Securities as may be purchased for aggregate consideration of $            .

Prior to the Expiration Date, none of the Stockholders shall enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Irrevocable Proxy.    Concurrently with the execution of this Agreement, each of the Stockholders agrees to deliver to the Company a proxy in the form attached hereto as Exhibit B (the “Proxy”), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Restricted Shares.

5. Representations and Warranties of Stockholder.    Each of the Stockholders hereby represents and warrants to the Company that, as of the date hereof and at all times until the Expiration Date:

(a) such Stockholder is and will be the beneficial owner of the Restricted Shares;

(b) the Restricted Shares and will be free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature; and

(c) Stockholder has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

6. Legending of Restricted Shares.    If so requested by the Company, Stockholder hereby agrees that the Restricted Shares shall bear a legend stating that they are subject to this Agreement and to the Proxy.

7. Termination.    This Agreement and the Proxy shall terminate and be of no further force or effect as of the Expiration Date.

8.	Miscellaneous.

(a) Waiver.    No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

(b) Severability.    In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(c) Binding Effect; Assignment.    This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Stockholder may be assigned to any other Person without the prior written consent of the Company.

(d) Amendments.    This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(e) Specific Performance; Injunctive Relief.    Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of the Company and to preserve for the Company the benefits of the Private Placement, the Subscription Agreements and the transactions contemplated thereby; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, the Company and each of the Stockholders hereby expressly agree that in addition to all other remedies available at law or in equity, the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

(f) Governing Law.    This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision, rule or principle (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

(g) Entire Agreement.    This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of the Company and each of the Stockholders with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between the Company and each of the Stockholders, both oral and written, with respect to the subject matter hereof and thereof.

(h) Notices.    All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):

If to the Company:	Sontra Medical Corporation
10 Forge Parkway Franklin, MA 02038 Attention: Chief Financial Officer Telephone No.: (508) 553-8850 Facsimile No.: (508) 553-8760

with a copy to:	Browne Rosedale & Lanouette LLP 100 Brickstone Square, First Floor Andover, MA 01810 Attention: Thomas B. Rosedale, Esq. Telephone No.: (978) 684-3842 Facsimile No.: (978) 684-3845

If to Stockholder:	To the address for notice set forth on the signature page hereof.

(i) Further Assurances.    Each of the Stockholders (in its, his or her capacity as such) shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as the Company may deem necessary or desirable, in the reasonable opinion of the Company, to carry out and effectuate the purpose and intent of this Agreement.

(j) Attorneys’ Fees and Expenses.    If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(k) Headings.    The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

(l) Counterparts.    This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(m) Waiver of Jury Trial.    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

SONTRA MEDICAL CORPORATION		STOCKHOLDER:

By:		By:
Name:	Sean Moran	Signature of Authorized Signatory
Title:	Chief Financial Officer	Name:

Title (if applicable):

Print Address

Telephone

Facsimile No.

Shares beneficially owned:

shares of Company Common Stock

shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights shares of other securities of the Company (please describe:

)

***** VOTING AGREEMENT *****

EXHIBIT A

[See Exhibit A to Subscription Agreement]

EXHIBIT B

IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of Sontra Medical Corporation, a Minnesota corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the members of the Board of Directors of the Company, and each of them, as the sole and exclusive attorneys and proxies of Stockholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to the Restricted Shares beneficially owned by Stockholder as of the date of every meeting of stockholders called with respect to the matters described in Section 3 of the Voting Agreement (as defined below) and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to the matters set described in Section 3 of the Voting Agreement in accordance with the terms of this Irrevocable Proxy. The Restricted Shares beneficially owned by Stockholder as of the date of this Proxy are listed on the final page of this Proxy. Stockholder hereby agrees not to grant any subsequent proxies with respect to the Restricted Shares until after the Expiration Date (as defined below). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between the Company and Stockholder (the “Voting Agreement”), by and among the Company and Stockholder. As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Subscription Agreement (as defined in the Voting Agreement) shall have been validly terminated pursuant to its terms, (ii) the date the matters set forth in Section 3 of the Voting Agreement are approved by the stockholders of the Company at a meeting of the stockholders and (iii) October 31, 2003.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Restricted Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Restricted Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

(a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Securities (as defined in the Voting Agreement), and in favor of each of the other actions contemplated by the Subscription Agreement and any action required in furtherance thereof;

(b) in favor of the issuance to certain members of the Company’s Board of Directors (or their respective affiliates) of that number of Securities as may be purchased for aggregate consideration of $300,000.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. Stockholder may vote the Restricted Shares on all other matters.

Any obligation of Stockholder hereunder shall be binding upon the successors and assigns of Stockholder.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Dated: , 2003

STOCKHOLDER:

By:
Signature

Name:

Title (if applicable):

Share beneficially owned:

shares of Company Common Stock

shares of Company Common Stock issuable upon the exercise of outstanding options, warrants or other rights shares of other securities of the Company (please describe:

)

***** IRREVOCABLE PROXY *****

APPENDIX C

Confidential

Sontra Medical Corporation

SUBSCRIPTION AGREEMENT

Dated as of             , 2003

Name of Subscriber:
Address of Subscriber:

Facsimile Number:

Telephone Number:

E-Mail Address:

Tax ID Number of Subscriber:

TO: Sontra Medical Corporation, a Minnesota corporation (the “Company”).

SUBSCRIPTION TO PURCHASE, at the closing (the “Closing”), or any subsequent closing (each, an “Additional Closing”), units (a “Unit” or the “Units”) consisting of shares of Series A Preferred Stock, $0.01 par value per share (the “Series A Preferred”), and warrants (the “Common Stock Warrants”) exercisable for the purchase of shares of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company, on the terms and conditions set forth on Exhibit A hereto. Each unit consists of one share of Series A Preferred and a Common Stock Warrant to purchase one share of Common Stock of the Company. The Series A Preferred and the Common Stock Warrants, and the shares of Common Stock issuable upon conversion of the Series A and the exercise of the Common Stock Warrants, are collectively referred to herein as the “Securities”.

Price Per Unit:    75% of Common Stock price, based on a weighted average closing price (calculated based on trading volume of shares of Common Stock) for the five trading days preceding the Closing, with a minimum Price Per Unit of $1.00 and a maximum Price Per Unit of $1.50.

Subscription Amount:    $                 (the “Subscription Amount”) delivered herewith (as provided by paragraph “A” below).

The undersigned Subscriber hereby irrevocably subscribes for, and agrees to purchase, the Securities, at the Subscription Amount (this “Subscription”), in accordance with and subject to the terms, provisions and conditions set forth herein and the exhibits hereto. When this Subscription Agreement is completed, signed and returned, with payment, by the undersigned Subscriber, and accepted by the Company, the Subscriber will become entitled to all of its benefits and subject to all of the obligations, restrictions and limitations set forth herein and in the exhibits hereto.

The Subscriber understands that this Subscription is an irrevocable offer to purchase the Securities and may be accepted or rejected in whole or in part for any reason whatsoever by the Company, at any time on or prior to August 15, 2003, unless otherwise extended by the Placement Agent (as defined herein) and the Company (but in no event later than October 31, 2003).

This Subscription is subject to the Company’s receipt, at the Closing, of executed Subscription Agreements that have been accepted by the Company to purchase units with aggregate gross proceeds to the Company in an amount equal to at least $3,000,000 plus any such additional amounts, if any, required by the Nasdaq Listing Qualifications Panel.

This Subscription is subject to the Company’s execution of a definitive agreement with the Bayer Diagnostics Division of Bayer Healthcare LLC (“Bayer”) that obligates Bayer to pay the Company a licensing fee of $1,500,000.

This Subscription is subject to the Company’s execution of a definitive voting agreement with the holders of more than 50% of the Company’s outstanding shares of Common Stock, providing that such holders shall vote in favor of approval of the issuance of the shares of Common Stock upon conversion of the Series A Preferred and upon the exercise of the Common Stock Warrants.

A. Payment.    In connection with this Subscription Agreement and subject to acceptance by the Company, the Subscriber hereby delivers the Subscription Amount. The Subscription Amount will be held in a separate escrow fund pending the Company’s acceptance or rejection of this Subscription. If the Company rejects this Subscription, the Subscription Amount shall be returned in full without interest; and the Subscriber shall have no further rights or obligations under or in respect of this Subscription.

B. Representations and Warranties.    In connection with this Subscription, the Subscriber hereby represents and warrants to, agrees with the Company, acknowledges and confirms as follows:

(1) The Securities being subscribed for by the Subscriber will be purchased for the account of the Subscriber for investment only and not with a view to, nor with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein. The Subscriber has no agreement or other arrangement with any other person to sell, transfer, or pledge any part of the Securities or any agreement or arrangement that would guarantee the Subscriber any profit or against any loss with respect to such Securities, and the Subscriber has no plans to enter into any such agreement or arrangement. The Subscriber acknowledges and confirms that it understands that the Securities, and those securities issuable upon exercise or conversion of the Securities, as the case may be, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, or the securities laws of any state or other jurisdiction, and cannot be disposed of unless subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available.

(2) The Securities are being offered and sold by the Company under an exemption from registration provided by the Securities Act and the rules and regulations promulgated thereunder in reliance, in good faith, upon the representations and warranties of the Subscriber contained herein.

(3) The Subscriber:

(A) has been furnished a copy of the Company’s confidential offering package dated July 23, 2003 (the “PPM”);

(B) has carefully read, has carefully considered and fully understands the provisions of:

(i) the PPM (including, without limitation, the terms of this offering and the Securities offered by the Company (including as described in the “OFFERING SUMMARY” section of the PPM) and the materials under the “RISK FACTORS” section of the PPM);

(ii) all documents and information included as exhibits, or incorporated in the PPM by reference, including but not limited to the filings and information made under the Exchange Act (as defined in the PPM); and

(iii) this Subscription Agreement (and the exhibits and annexes hereto).

(C) has been given sufficient access and opportunity to:

(i) examine all material books and records, and material contracts and documents of the Company and such other information and documents as the Subscriber has requested; and

(ii) ask questions of the Company and its management, and, if the Subscriber asked questions of the Company or its management, has received satisfactory answers.

(D) represents and warrants that in making the decision to invest in the Securities, the Subscriber has relied on independent investigations made by the Subscriber and the Subscriber’s own professional advisors. The Subscriber acknowledges that no representation has been made by the Company or otherwise by or on behalf of the Company concerning the Securities (including any current value of the Securities or as to any prospective return on investment in the Securities), the Company, its business or prospects, or other matters, except as set forth in the PPM.

(4) The Subscriber is able (i) to bear the economic risk of the Subscriber’s investment in the Securities; (ii) to hold the Securities for an indefinite period of time and understands that the Securities cannot be resold unless subsequently registered under the Securities Act or unless an exemption from such registration is available, as established by an opinion of counsel satisfactory to the Company; and (iii) currently, and based on existing conditions, hereafter will be able to afford a complete loss of such investment.

(5) The Subscriber understands the business in which the Company is engaged and has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the Subscriber’s investment in the Securities and of making an informed investment decision with respect thereto.

(6) The Subscriber hereby acknowledges and confirms that, except as set forth in the PPM, neither the Company nor any of its officers, directors, affiliates, agents or representatives has made any representations or warranties (oral or written) concerning (i) the Securities; (ii) the Subscriber’s investment in the Securities; or (iii) the Company, its business, prospects, or anticipated financial or other results, or other matters.

(7) The Subscriber understands that all certificates or other documents evidencing the Securities will bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR “BLUE SKY” LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION.

(8) The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

(9) The Subscriber hereby represents and warrants that:

(Please check the boxes opposite each of the items in clauses (a) and (b) below which is true of the Subscriber. If clause (a) is checked, the Subscriber need not complete the items under clause (c). If clause (a) is not checked, please complete each blank in clause (c) below. Please also initial each item checked or completed.)

☐    (a) The Subscriber is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act) for at least one of the reasons specified below:

☐    The Subscriber’s net worth (together with the net worth of the Subscriber’s spouse) exceeds $1,000,000.

☐    The Subscriber’s individual income in each of the two immediately previous calendar years has been $200,000 or more and his current year’s income is reasonably expected to be at least equal to that amount; or, the Subscriber’s joint income with his spouse in each of the two immediately previous calendar years has been $300,000 or more and the current year’s joint income is reasonably expected to equal at least that amount.

☐    The Subscriber, if other than an individual, either (A) is a corporation, partnership, business trust or 501(c)(3) organization which has total assets in excess of $5,000,000 and has not been formed for the specific purpose of purchasing the Securities, or (B) is an entity (other than a trust) with only accredited investors as its partners, members or shareholders, or (C) is a trust other than a business trust which has assets in excess of $5,000,000, has not been organized for the purposes of acquiring the investment in the Securities and has its investment hereunder directed by a person described in the first sentence of the following clause (b). The Subscriber, if other than an individual, represents that this Subscription has been duly authorized by all necessary corporate, partnership or other governance action on its part.

☐    (b) The Subscriber has (or, if other than an individual, is directed by a person who has) such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks of an investment in the Securities. The Subscriber has adequate means of providing for current financial needs and contingencies, has no need for liquidity in the investment in the Securities, and is able to bear the substantial economic risks of the investment in the Securities for an indefinite period.

(c) The Subscriber (if an individual) hereby represents and warrants that:

(If the box opposite Paragraph (9)(a) above has not been checked, please complete the blanks below in this clause (c).)

The Subscriber’s higher education consists of the following (include college or university, any graduate programs and any other specialized education programs relevant to the Subscriber’s business experience):

The Subscriber’s principal business and professional activities during the last five years are as follows:

(10) The Subscriber hereby represents and warrants as to the following personal information:

(Each Subscriber should furnish all of the information called for below in this Paragraph (10).)

The Subscriber’s residence address (or, if other than an individual, principal office address) is as follows:

The Subscriber (if an individual) maintains a house or apartment in the following state(s) in addition to his or her residence:

The Subscriber (if an individual) pays state income taxes in the following state:

The Subscriber (if an individual) holds a driver’s license in the following state:

The Subscriber (if an individual) is registered to vote in the following state:

(11) This Subscription Agreement and any other documents executed and delivered by the Subscriber in connection herewith have been duly executed and delivered by the Subscriber, and are the legal, valid and binding obligations of the Subscriber enforceable in accordance with their respective terms.

(12) The execution and delivery of this Subscription Agreement and any other documents executed and delivered by the Subscriber in connection herewith do not, and the performance and consummation of the terms and transactions set forth or contemplated herein will not, contravene or result in a default under any provision of existing law or regulations to which the Subscriber is subject, or any indenture, mortgage or other agreement or instrument to which the Subscriber is a party or by which he, she or it is bound and does not require on the part of the Subscriber any approval, authorization, license or filing from or with any foreign, federal or state or municipal board or agency.

(13) The Subscriber acknowledges that U.S. Bank, National Association is acting only as an escrow agent in connection with the offering of the Securities described here, and has not endorsed, recommended or guaranteed the purchase, value or repayment of such Securities.

C.	Effectiveness of Subscription.

(1) This Subscription shall be binding upon the successors and permitted assigns of the Subscriber and, when accepted by the Company, shall be binding upon the successors and assigns of the Company.

(2) All of the agreements, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution and delivery hereof. The Subscriber shall immediately notify the Company upon discovering that any of the representations or warranties made herein were false when made or has, as a result of changes in circumstances, become false. Every provision of this Subscription Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

(3) The agreements of the Subscriber and the Company set forth herein shall become effective and binding upon the undersigned, without right of revocation, upon the Company’s acceptance of this Subscription.

D. Hedging.    Subscriber will not engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a disposition of the Securities by the Subscriber or any other person or entity. Such prohibited hedging or other transactions include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Securities.

E.	Shareholder Approval.

(1) Unless previously prepared and filed, as soon as practicable following the acceptance of this Subscription, the Company agrees that it shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”) in connection with the meeting of its shareholders (the “Shareholders Meeting”). At the Shareholders Meeting, the Company will seek to obtain shareholder approval (“Shareholder Approval”) of the issuance of the shares of Common Stock upon conversion of the Series A Preferred and upon the exercise of the Common Stock Warrants. The Company shall use its reasonable best efforts to respond to any written comments of the SEC or its staff, and, to the extent permitted by law, to cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC staff. Subscriber shall cooperate with the Company in the preparation of the Proxy Statement or any amendment or supplement thereto and shall furnish the Company with all information required to be included therein with respect to Subscriber, the Subscription and this offering.

(2) Without limiting the generality of the foregoing, the Subscriber shall correct promptly any information provided by it to be used specifically in the Proxy Statement, if required, that shall have become false or misleading in any material respect and shall take all reasonable steps necessary to file with the SEC and have declared effective or cleared by the SEC any amendment or supplement to the Proxy Statement so as to correct the same and to cause the Proxy Statement as so corrected to be disseminated to the shareholders of the Company, in each case to the extent required by applicable law.

F. Brokers or Finders.    The Subscriber has not engaged any brokers, finders or agents, and the Company has not, and will not, except with respect to Dawson James Securities, a division of Viewtrade Financial (the “Placement Agent”), incur, directly or indirectly, as a result of any action taken by the Subscriber, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in conjunction with this Subscription Agreement. In the event that the preceding sentence is in any way inaccurate, the Subscriber agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability) for which the Company, or any of its officers, directors, employees or representatives, is responsible, except such as related to the Placement Agent for which the Company is solely responsible in accordance with the terms and provisions of that certain Selling Agreement dated July 10, 2003 by and between the Company and the Placement Agent.

G. Legal Advice.    The Subscriber understands that nothing in the Company’s filings under the Exchange Act, this Subscription Agreement or any other materials presented to the Subscriber in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as she, he or it, in her, his or its sole discretion, has deemed necessary or appropriate in connection with this Subscription Agreement, and his, her or its subscription for the purchase of the Securities.

H. Miscellaneous.    Unless otherwise indicated, the address on the front page of this document is the legal residence of the Subscriber and all offers and communications in connection with the offering of the Securities subscribed to herein have been conducted at such address.

I. Communications.    Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission, by reputable overnight delivery service, delivery charges prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as any party hereto may specify as provided herein, or (ii) delivered personally at such address.

J. Confidentiality.    The Subscriber agrees to maintain in strict confidence all non-public information regarding the Company obtained from the Company or its representatives or agents during the course of this Subscription. The Subscriber also agrees not to trade in the securities of the Company (other than pursuant to this Subscription Agreement) at any time that the Subscriber is in possession of any non-public information regarding the Company obtained from the Company or its agents during the course of this Subscription.

K. Applicable Law.    This Subscription Agreement and all legal relations, claims or obligations arising out of this transaction shall be governed by and construed in accordance with the internal substantive laws of the Commonwealth of Massachusetts.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this              day of the month of             , 2003.

By:
Name:

ACCEPTANCE

The foregoing Subscription is hereby accepted upon the terms and conditions set forth herein.

SONTRA MEDICAL CORPORATION

By:
Name:
Title:

Date:             , 2003

EXHIBIT A

This Exhibit A is qualified in its entirety by Annex A and Annex B hereto. Capitalized terms used in this Exhibit A and not otherwise defined shall have the meanings set forth in the Subscription Agreement.

Securities Offered:	Each Unit consists of one share of Series A Convertible Preferred and a Common Stock Warrant to purchase one share of Common Stock.

Amount:	Minimum of $3 million/maximum of $7 million, contemporaneous with the execution of the licensing agreement with Bayer that obligates Bayer to pay Sontra the licensing fee of $1.5 million. In addition, it is currently contemplated that certain members of the Board of Directors of the Company and/or their affiliates will purchase Securities in the Offering in the aggregate amount of $300,000.

Closings:	IT SHALL BE A CONDITION TO CLOSING THAT THE CLOSING SHALL RESULT IN GROSS PROCEEDS TO THE COMPANY OF AT LEAST $3 MILLION PLUS ANY SUCH ADDITIONAL AMOUNTS, IF ANY, REQUIRED BY THE NASDAQ LISTING QUALIFICATIONS PANEL. It is contemplated that there may be subsequent closings, each of which would be on the same terms (including but not limited to Per Unit Price, dividend rate, Conversion Price, Common Stock Warrants, and forced exercise and forced conversion) as that of the Closing.

Per Unit Price:	75% of the Common Stock price, based on a weighted average closing price (calculated based on trading volume of shares of the Common Stock) for the five trading days preceding the Closing, with a minimum Per Unit Price of $1.00 and a maximum Per Unit Price of $1.50.

Conversion Price:	Initially set at Per Unit Price. Until later to occur of first anniversary of Closing and 90 days after effectiveness of the registration statement covering the resale of the Common Stock underlying the Securities, the Conversion Price shall have full ratchet anti-dilution protection, subject to customary exceptions. See “Certificate of Designations.”

Dividend Rate:	8.0% per annum payable in cash or in Common Stock at the sole discretion of the Company. Dividends shall accrue daily and shall be payable annually or upon earlier conversion.

Conversion Rights:	Holders may convert at any time. NOTWITHSTANDING THE FOREGOING, THE SERIES A PREFERRED SHALL NOT BE CONVERTIBLE UNLESS AND UNTIL STOCKHOLDER APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED AND UPON THE EXERCISE OF THE COMMON STOCK WARRANTS IS OBTAINED. See “Stockholder Approval.”

Forced Conversion:	The Company can require holders of Series A Preferred to convert to Common Stock when the price of the Common Stock closes at $3.00 per share or greater for 20 consecutive trading days subsequent to the effectiveness of the registration statement pertaining to the resale of the Common Stock underlying the Series A Preferred; provided that if such conversion occurs prior to the first anniversary of the Closing, the registration statement shall be effective for at least 20 days following conversion.

Common Stock Warrants:	The Common Stock Warrants have an exercise price of $2.00 per share and shall be exercisable for Common Stock upon the payment of cash and have a five-year term, subject to the forced exercise provision below. NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK WARRANTS SHALL NOT BE EXERCISABLE UNLESS AND UNTIL STOCKHOLDER APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES A PREFERRED AND UPON THE EXERCISE OF THE COMMON STOCK WARRANTS IS OBTAINED. See “Stockholder Approval.”

Forced Exercise:	The Company can require holders of Common Stock Warrants to exercise their Common Stock Warrants upon 30 days prior notice (or forfeit such Common Stock Warrants) when the price of the Common Stock closes at $4.00 per share or greater for 20 consecutive trading days subsequent to the effectiveness of the registration statement pertaining to the resale of the Common Stock underlying the Series A Preferred and the Common Stock Warrants; provided that the registration statement shall be effective at all times during such 30-day notice period.

Registration Rights:	The Company will file a registration statement covering the resale of the Common Stock underlying the Series A Preferred and the Common Stock Warrants offered herein in accordance with Annex A. Such registration statement shall remain effective until the first anniversary of the Closing (except as otherwise set forth above).

Penalties:	If, within 30 days from the Closing, the Company has not filed a registration statement for the resale of the Common Stock underlying the Series A Preferred and the Common Stock Warrants with the SEC, or, within 120 days from Closing, the registration statement has not been declared effective by the SEC, the conversion ratio of the Series A Preferred shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the Series A Preferred shall increase by 1% for each full 30-day period thereafter during which both of the above-stated conditions are not met. See Annex B attached hereto.

Transfer Restrictions:	The Securities will be unregistered and may not be transferred absent registration under the Securities Act or the availability of an exemption therefrom.

Use of Proceeds:	The Company intends that the net proceeds of the Offering will be used for product development, funding clinical trials, initial scale of manufacturing capacity, working capital and general corporate purposes.

Stockholder Approval:	The Company shall call a special meeting of stockholders in order to seek stockholder approval of the issuance of the shares of Common Stock upon conversion of the Series A Preferred and upon the exercise of the Common Stock Warrants no later than September 30, 2003. IT SHALL BE A CONDITION TO CLOSING THAT THE COMPANY SHALL HAVE ENTERED INTO A VOTING AGREEMENT WITH THE HOLDERS OF MORE THAN 50% OF THE COMPANY’S OUTSTANDING SHARES OF COMMON STOCK PROVIDING THAT SUCH HOLDERS SHALL VOTE IN FAVOR OF SUCH APPROVAL.

Certificate of Designations:	Prior to the Closing, the Company shall file a Certificate of Designations, including and encompassing all of the rights and preferences of the Series A Preferred. The Certificate of Designations shall be in substantially the form of Annex B hereto.

Placement Agent:	Dawson James Securities, a division of Viewtrade Financial (“Dawson James”). For a description of the fees payable to Dawson James by the Company in connection with this Offering, see “Placement Agent Fees and Expenses” in the PPM.

Other Conditions to Closing:	IT SHALL BE A CONDITION TO CLOSING THAT THE COMPANY SHALL HAVE ENTERED INTO A DEFINITIVE AGREEMENT WITH BAYER THAT OBLIGATES BAYER TO PAY THE COMPANY A LICENSING FEE OF $1.5 MILLION.

Annex A

Registration Rights

1. Registration of Shares.    The Company will (i) use best efforts to prepare and file, within 30 days after the Closing, a Registration Statement (the “Registration Statement”) with the SEC to register resales under the Securities Act of the Common Stock issuable upon conversion of the Series A Preferred and upon exercise of the Common Stock Warrants by the Subscriber, (ii) use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after such filing, (iii) use its reasonable best efforts to cause the Registration Statement to remain effective at all times thereafter until the the later of (i) the first anniversary of the Closing and (ii) the time period described in the “Forced Exercise” and “Forced Conversion” sections of Exhibit A to which this Annex A is a part, or such shorter period as will terminate when all of the Common Stock issued or issuable upon conversion of the Series A Preferred and the Common Stock Warrants have been disposed of by each of the Subscribers; provided that the Company may suspend sales at any time under the Registration Statement immediately upon notice to the Subscriber, for a period or periods of time not to exceed 90 days in the aggregate during any 12-month period, if there then exists material, non-public information relating to the Company, which in the reasonable opinion of the Company, would not be appropriate for disclosure during that time, and (iv) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in this sentence above. Notwithstanding the foregoing, if, within 30 days after the Closing, the Company has not filed the Registration Statement with the SEC, or, within 120 days from the Closing, the Registration Statement has not become effective, the Conversion Price of the Series A Preferred shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the Series A Preferred shall increase by 1% for each full 30-day period until such conditions have been met by the Company. The Subscriber shall provide all information and materials, including, without limitation, all information requested in a questionnaire to be provided to the Subscriber by the Company, and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Securities Act and the Exchange Act and to obtain any desired acceleration of the effective date of the Registration Statement, such provision of information and materials to be a condition precedent to the obligations of the Company hereunder to register the Common Stock issued or issuable upon conversion of the Series A Preferred and the exercise of the Common Stock Warrants. The offerings made pursuant to the Registration Statement shall not be underwritten.

2. Registration Procedures.    With respect to the registration of Common Stock under this Annex A, the Company will: (i) furnish to the Subscriber such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Subscriber may reasonably request in order to facilitate the disposition of the Common Stock acquired by the Subscriber upon conversion of Series A Preferred or exercise of Common Stock Warrants and owned by the Subscriber; (ii) use its best efforts to register or qualify the Common Stock included in such registration under such other securities or blue sky laws of such jurisdictions as the Subscriber reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Subscriber to consummate the disposition in such jurisdictions of the shares of Common Stock to be sold by the Subscriber (provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, subject itself to taxation in any such jurisdiction, or consent to general service of process in any such jurisdiction); (iii) notify the Subscriber at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company will promptly prepare and file with the SEC and, at the request of any the Subscriber, furnish to the Subscriber a reasonable number of copies of, a supplement or amendment to such prospectus so that, as thereafter delivered to the Subscriber, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; and (iv) promptly reissue, or promptly authorize and instruct its transfer agent to reissue, unlegended certificates at the request of the Subscriber upon such Subscriber’s delivery of original certificates representing the shares of Common Stock tendered for sale pursuant to the effective Registration Statement, and to promptly respond to broker’s inquiries made of the Company in connection with such sales, in each case with a view to reasonably assisting the Subscriber to complete such sale during such period of effectiveness.

3. Registration Expenses.    All of the out-of-pocket expenses incurred by the Company in complying with its obligations under this Annex A in connection with the registration of the Common Stock issuable upon conversion of the Series A Preferred and the exercise of the Common Stock Warrants, including, without limitation, all SEC, Nasdaq SmallCap Market and blue sky registration and filing fees, printing expenses, transfer agents’ and registrars’ fees, and the fees and disbursements of the Company’s outside counsel and independent accountants shall be paid by the Company. The Company shall not be responsible to pay any legal fees for any Subscriber or any selling expenses of any Subscriber (including, without limitation, any broker’s fees or commissions, including underwriter commissions).

4.	Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Subscriber, its officers, directors, employees and agents and each Person who controls such Subscriber (within the meaning of the Securities Act), if applicable, against any losses, claims, damages or liabilities, joint or several, to which such the Subscriber or any such director, officer, employee, agent or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained (A) in the Registration Statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto used in connection with this Annex A or (B) in any application or other document or communication (in this Annex A collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such Registration Statement under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any state securities law, or any rule or regulation promulgated under the Securities Act or any state securities law, or any other law applicable to the Company relating to any such registration or qualification, and the Company will reimburse the Subscriber and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding with respect thereof) or expense arises out of or is based upon an untrue statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Subscriber or any other subscriber expressly for use therein or by the Subscriber’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished the Subscriber with a sufficient number of copies of the same.

(b) In connection with the Registration Statement, the Subscriber will furnish to the Company in writing such information and documents concerning the Subscriber as the Company reasonably requests for use in connection with the Registration Statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its directors and officers and each other Person who controls or is controlled by the Company and the directors and officers of each such Person controlling or controlled by the Company and the directors and officers of each such controlling or controlled Person (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling or controlled Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in, any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or alleged omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information concerning the Subscriber prepared and furnished to the Company by or on behalf of the Subscriber in writing expressly for use therein, and the Subscriber will reimburse the Company and each such director, officer and controlling or controlled Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding.

(c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the Company of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified parties and the Company may exist with respect to such claim, permit the Company to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party’s ability to defend such action. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the Company without its consent (but such consent will not be unreasonably withheld). Anything to the contrary appearing in this Annex A notwithstanding, the Company will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If the Company assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense. All fees and expenses of counsel to any indemnified party required to be paid by the Company shall be paid by the Company as incurred by such indemnified party.

(d) The indemnification provided for herein will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent or controlling or controlled Person of such indemnified party and will survive the transfer of securities issued hereunder by the Subscriber. If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

Annex B

Form of Statement of the Powers, Designations, Preferences and Rights

of the Series A Convertible Preferred Stock

APPENDIX D

FORM OF STATEMENT OF THE POWERS, DESIGNATIONS,

PREFERENCES AND RIGHTS OF THE

SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE

OF

SONTRA MEDICAL CORPORATION

Sontra Medical Corporation, a Minnesota corporation (the “Corporation”), does hereby certify, pursuant to Chapter 302A.401 of the Minnesota Business Corporations Act, that the following resolution, creating a series of              shares of Series A Preferred Stock, was duly adopted by the Board of Directors on             , 2003.

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Corporation, as amended, there shall be created a series of Preferred Stock, $0.01 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

1. Designation and Number of Shares.    There shall be hereby created and established a series of Preferred Stock designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”). The authorized number of shares of Series A Preferred Stock shall be             . The stated value is $             per share of Series A Preferred Stock (the “Stated Value Per Share”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 8 below.

2. Rank.    The Series A Preferred Stock shall with respect to (i) the payment of the Liquidation Payment in the event of Liquidation, (ii) the payment of the Sale Payment in the event of a Change of Control and (iii) the payment of dividends rank senior to all classes of common stock of the Corporation (including, without limitation, the Common Stock) and each other class or series of Capital Stock of the Corporation hereafter created which does not expressly rank pari passu with or senior to the Series A Preferred Stock (together, the “Junior Stock”).

3.	Dividends.

(a) Dividend Rate.    The holders of shares of Series A Preferred Stock shall be entitled to cumulative dividends annually (except as set forth below) in arrears on June 30 of each year at an annual rate equal to eight percent (8.0%) of the Stated Value Per Share, calculated on the basis of a 360-day year, consisting of twelve (12) thirty (30)-day months, which shall accrue on a daily basis from the date of issuance thereof, whether or not declared by the Board of Directors. Dividends shall be payable in cash or Common Stock at the Corporation’s discretion. Dividends payable on shares of Series A Preferred Stock shall be cumulative; therefore, if a full or partial dividend on the shares of Series A Preferred Stock with respect to any year is not declared by the Board of Directors, the Corporation shall remain obligated to pay a full dividend with respect to that year; provided, however, that any unpaid dividends shall not bear interest. Each record date declared by the Board of Directors for the payment of dividends pursuant to this Section 3(a) is sometimes referred to herein as the “Compounding Date”. At the election of the Corporation, each dividend on the Series A Preferred Stock may be added to the Accreted Value. In the event that the Corporation elects to pay dividends on the Series A Preferred Stock in shares of Common Stock in accordance with this Section 3(a), the shares of Common Stock to be delivered to the holders of the Series A Preferred Stock shall be valued at their Current Market Price as of the record date declared by the Board of Directors.

(b) Other Dividends.    The Corporation shall not declare or pay any dividends on, or make any other distributions with respect to any other shares of Capital Stock unless and until all accrued dividends on the Series A Preferred Stock have been paid in full.

(c) Common Stock Dividends.    If the Corporation declares and pays any dividends on the Common Stock, then, in that event, holders of shares of Series A Preferred Stock shall be entitled to share in such dividends on a pro rata basis, as if their shares have been converted into shares of Common Stock pursuant to Section 6(a) below immediately prior to the record date for determining the shareholders of the Corporation eligible to receive such dividends.

4.	Liquidation and Change of Control.

(a) Priority Payment.    Upon the occurrence of a Liquidation, the holders of shares of Series A Preferred Stock shall be paid in cash for each share of Series A Preferred Stock held thereby, out of, but only to the extent of, the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution is made to any Junior Stock, an amount equal to the sum of (x) the Accreted Value of such share of Series A Preferred Stock on the date of such Liquidation plus (y) all unpaid dividends accrued at the rate and in the manner specified in Section 3(a) since the previous Compounding Date to the date of Liquidation (the “Liquidation Payment”). If the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock shall be insufficient to permit payment in full to such holders of the aggregate Liquidation Payment, then all of the assets available for distribution to holders of shares of Series A Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

(b) Change of Control.    In the event of a Change of Control, the holders of shares of Series A Preferred Stock shall be paid for each share of Series A Preferred Stock held thereby, before any payment or distribution is made to any Junior Stock, an amount equal to (i) the sum of (x) the Accreted Value of such share of Series A Preferred Stock on the closing date of such Change of Control plus (y) all unpaid dividends accrued at the rate and in the manner specified in Section 3(a) since the previous Compounding Date to the closing date of such Change of Control (the “Sale Payment”). If the assets of the Corporation available for distribution to the holders of shares of Series A Preferred Stock shall be insufficient to permit payment in full to such holders of the aggregate Sale Payment, then all of the assets available for distribution to holders of shares of Series A Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. Such amount shall be paid in the form of consideration paid in such Change of Control on the closing date of such Change of Control.

(c) No Additional Payment.    After the holders of all shares of Series A Preferred Stock shall have been paid in full the amounts to which they are entitled in Section 4(a) or Section 4(b), as the case may be, the holders of shares of Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Corporation and the remaining assets of the Corporation shall be distributed to the holders of Junior Stock.

(d) Value of Securities.    Any securities of the surviving Person to be delivered to the holders of shares of Series A Preferred Stock pursuant to Section 4(b) shall be valued as follows:

(i) With respect to securities that do not constitute “restricted securities,” as such term is defined in Rule 144(a)(3) promulgated under the Securities Act, the value shall be deemed to be the Market Price of such securities as of three (3) days prior to the date of payment.

(ii) With respect to securities that constitute “restricted securities,” as such term is defined in Rule 144(a)(3) promulgated under the Securities Act, the value shall be deemed to be the Market Price of such securities as of three (3) days prior to the date of payment subject to adjustment in order to give appropriate weight, if any, to such restriction as determined by the Board of Directors, or if the holders of a majority of the shares of Series A Preferred Stock shall give notice of their disagreement with such adjustment, at the Corporation’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the holders of a majority of the shares of Series A Preferred Stock.

(e) Notice.    Written notice of a Liquidation or a Change of Control stating a payment or payments and the place where such payment or payments shall be payable, shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier, not less than ten (10) days prior to the date on which such Liquidation or Change of Control is expected to become effective, to the holders of record of shares of Series A Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

5. Voting Rights.    Unless and until the shares of Series A Preferred Stock are converted into Common Stock in accordance with Section 6(a) or (b) below, the holders of outstanding shares of Series A Preferred Stock shall not be entitled to vote on any matters except to the extent otherwise required under the Minnesota Business Corporations Act.

6.	Conversion and Redemption.

(a) Conversion at Option of Holder.    Any holder of shares of Series A Preferred Stock shall have the right, at its option, at any time and from time to time, to convert, subject to the terms and provisions of this Section 6, any or all of such holder’s shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of (i) the number of shares of Series A Preferred Stock being so converted multiplied by (ii) the quotient of (x) the sum of the Accreted Value plus all unpaid dividends accrued at the rate and in the manner specified in Section 3(a) since the previous Compounding Date divided by (y) the Per Share Price, subject to adjustment as provided in Section 6(e) below (the “Conversion Price”) (such quotient being sometimes referred to herein as the “Conversion Ratio”). Such conversion right shall be exercised by the surrender of certificate(s) representing the shares of Series A Preferred Stock to be converted to the Corporation at any time during usual business hours at its principal place of business maintained by it (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of shares of Series A Preferred Stock), accompanied by written notice that the holder elects to convert such shares of Series A Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Corporation) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 6(k) below. Notwithstanding anything herein to the contrary, the Series A Preferred Stock shall not be convertible unless and until the Corporation’s shareholders approve of the issuance of the shares of Common Stock upon conversion of the Series A Preferred Stock.

(b) Conversion at Option of the Corporation.    If, on any date after the effectiveness of the Registration Statement (as defined in Subscription Agreements by and between the Corporation and each of the holders of the Series A Preferred Stock (the “Subscription Agreements”)), the closing Market Price for a share of Common Stock for twenty (20) consecutive trading days equals at least $3.00 (subject to adjustment for the events described in Section 6(e)(i)), the Corporation shall have the right, at its option, to convert, subject to the terms and provisions of this Section 6, all, but not less than all, of the outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is equal to the product of (i) the number of shares of Series A Preferred Stock being so converted multiplied by (ii) the quotient of (x) the sum of the Accreted Value plus all unpaid dividends accrued at the rate and in the manner specified in Section 3(a) since the previous Compounding Date divided by (y) the Conversion Price. Written notice by the Corporation that the Corporation elects to convert such shares of Series A Preferred Stock pursuant to this Section 6(b) shall be delivered in person, mailed by certified mail, return receipt requested, mailed by overnight mail or sent by telecopier to the holders of record of the shares of Series A Preferred Stock, such notice to set forth the date of conversion pursuant to this Section 6(b) and to be addressed to each such holder at its address as shown in the records of the Corporation. If such conversion occurs prior to the first anniversary of the Closing Date, the Corporation shall keep the Registration Statement effective for at least 20 days following such conversion. Upon receipt of such notice from the Corporation, each holder of shares of Series A Preferred Stock shall promptly surrender to the Corporation certificates representing the shares of Series A Preferred Stock to be converted at any time during usual business hours at its principal place of business maintained by it (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of shares of Series A Preferred Stock), specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Corporation) accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefore, if required pursuant to Section 6(k) below. Notwithstanding anything herein to the contrary, the Series A Preferred Stock shall not be convertible unless and until the Corporation’s shareholders approve of the issuance of the shares of Common Stock upon conversion of the Series A Preferred Stock to the holders.

(c) Surrender of Certificates; Delivery of Shares; Termination of Rights.    All certificates representing shares of Series A Preferred Stock surrendered for conversion pursuant to Sections 6(a) and 6(b) shall be delivered to the Corporation for cancellation and canceled by it. As promptly as practicable after the surrender of any shares of Series A Preferred Stock, the Corporation shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted. At the time of the surrender of such certificate(s), the Person in whose name any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date, notwithstanding that the share register of the Corporation shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person. Such converted Series A Preferred Stock may not be reissued, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly. On the date of conversion pursuant to Section 6(a) or Section 6(b) above, all rights with respect to the shares of Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote, shall terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series A Preferred Stock have been converted and (ii) exercise the rights to which they are entitled as holders of Common Stock.

(d) Adjustments to Per Share Price.    (i) In the event the Corporation shall at any time prior to the later to occur of (1) the first anniversary of the Closing Date and (2) the date that is 90 days after the effectiveness of the Registration Statement, issue Additional Shares of Common Stock for a consideration per share less than the Per Share Price in effect on the date of and immediately prior to such issue, then and in such event, such Per Share Price shall be reduced, concurrently with such issue, to the consideration per share received by the Corporation for the issue of the Additional Shares of Common Stock.

For purposes of this Section 6(d)(i):

“Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

“Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

“Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or deemed to be issued) by the Corporation after the Closing Date, other than:

(1) shares of Common Stock issued or issuable upon conversion or exchange of any Convertible Securities or exercise of any Options outstanding on the Closing Date;

(2) shares of Common Stock issued or issuable as a dividend or distribution on Series A Preferred Stock;

(3) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock that is covered by Section 6(e) below;

(4) shares of Common Stock issued or issuable in connection with the offering and issuance of the Series A Preferred Stock pursuant to the Subscription Agreements; or

(5) shares of Common Stock (or Options with respect thereto) issued or issuable to employees or directors of, or consultants to, the Corporation pursuant to a plan or arrangement approved by the Board of Directors of the Corporation.

If the Corporation at any time or from time to time after the Closing Date shall issue any Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue.

(ii) In the event that (1) the Corporation has not filed the Registration Statement with the Commission within 30 days after the Closing Date, or (2) the Registration Statement has not been declared effective by the Commission within 120 days after the Closing Date, then the Per Share Price then in effect shall be adjusted such that the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock shall be increased by 1% for each full 30-day period during which both of the above-stated conditions are not met.

(e) (i) Dividend, Subdivision, Combination or Reclassification of Common Stock.    In the event that the Corporation shall, at any time or from time to time prior to conversion of shares of Series A Preferred Stock, (w) declare a dividend or make a distribution on the outstanding shares of Common Stock payable in Common Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 6(e)), then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series A Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(e)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

(ii) Certain Distributions.    In case the Corporation shall, at any time or from time to time prior to conversion of shares of Series A Preferred Stock, distribute to all holders of shares of the Common Stock (including any such distribution made in connection with a merger or consolidation in which the Corporation is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of Indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under another paragraph of this Section 6(e), any distribution that also is made to the holders of Series A Preferred Stock on an as-converted basis and any distribution in connection with an Excluded Transaction) or rights or warrants to subscribe for or purchase of any of the foregoing, then, and in each such case, the Conversion Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Corporation) by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of Indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (y) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one); provided, however, that no adjustment shall be made with respect to any distribution of rights or warrants to subscribe for or purchase securities of the Corporation if the holder of shares of Series A Preferred Stock would otherwise be entitled to receive such rights or warrants upon conversion at any time of shares of Series A Preferred Stock into Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of shareholders entitled to receive such distribution.

(iii) Other Changes.    In case the Corporation, at any time or from time to time prior to the conversion of shares of Series A Preferred Stock, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Sections 6(e)(i) or (ii) above or Section 6(h) below (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Conversion Price as a result of such action, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of shares of Series A Preferred Stock).

(f) Abandonment.    If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Price shall be required by reason of the taking of such record.

(g) Certificate as to Adjustments.    Upon any adjustment in the Conversion Price, the Corporation shall within a reasonable period following any of the foregoing transactions deliver to each registered holder of shares of Series A Preferred Stock a certificate, signed by an appropriate officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

(h) Reorganization, Reclassification.    In case of any merger, consolidation or other business combination transaction of the Corporation (other than a Change of Control) or any capital reorganization, reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a “Transaction”), the Corporation shall execute and deliver to each holder of shares of Series A Preferred Stock prior to effecting such Transaction a certificate, signed by an appropriate officer of the Corporation, stating that the holder of each share of Series A Preferred Stock shall have the right to receive in such Transaction, in exchange for each share of Series A Preferred Stock, a security identical to (and not less favorable than) the Series A Preferred Stock, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Any certificate delivered pursuant to this Section 6(h) shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(h) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

(i) Notices.    In case at any time or from time to time:

(w) the Corporation shall declare a dividend (or any other distribution) on its shares of Common Stock;

(x) the Corporation subdivides or combines its outstanding shares of Common Stock;

(y) the Corporation shall authorize the granting to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights or warrants; or

(z) there shall be any Transaction,

then the Corporation shall mail to each holder of shares of Series A Preferred Stock at such holder’s address as it appears on the transfer books of the Corporation, as promptly as practicable but in any event at least ten days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, subdivision, combination or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, combination or granting of rights or warrants are to be determined, or (B) the date on which such Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such Transaction. Notwithstanding the foregoing, in the case of any event to which Section 6(h) above is applicable, the Corporation shall also deliver the certificate described in Section 6(h) above to each holder of shares of Series A Preferred Stock prior to effecting such reorganization or reclassification as aforesaid.

(j) Reservation of Common Stock.    The Corporation shall at all times reserve and keep available for issuance upon the conversion of shares of Series A Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock; provided, that the holders of shares of Series A Preferred Stock shall vote such shares in favor of any such action that requires a vote of shareholders.

(k) No Conversion Tax or Charge.    The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series A Preferred Stock shall be made without charge to the converting holder of shares of Series A Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series A Preferred Stock so converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series A Preferred Stock so converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

(l) Limitations on Conversions.    Each holder of the Series A Preferred Stock’s right to convert its shares of Series A Preferred Stock into shares of Common Stock shall not be limited by any notice delivered by the Corporation of any Change of Control or other event that notwithstanding this subsection (l) shall purport to limit such conversion right.

(m) No Fractional Shares.    No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Market Price on the trading day immediately preceding conversion.

(n) Redemption.    At any time after the fifth anniversary of the Closing Date, the Corporation shall have the right to redeem the shares of Series A Preferred Stock at a per share price equal to the Stated Value Per Share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the number of issued and outstanding shares of Series A Preferred Stock. Shares of the

Series A Preferred Stock redeemed or otherwise repurchased or reacquired by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued, but not as shares of the Series A Preferred Stock.

7. Business Day.    If any payment shall be required by the terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

8. Definitions.    As used in this Statement of Designations, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural), unless the context otherwise requires:

“Accreted Value” means, as of any date, with respect to each share of Series A Preferred Stock, the Stated Value Per Share, plus the amount of unpaid dividends that have accrued, compounded and been added thereto to such date pursuant to Section 3(a) hereof.

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any day except a Saturday, a Sunday, or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required by law or executive order to close.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital stock (including, without limitation, common stock and preferred stock) and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

“Change of Control” means (i) any merger, consolidation or other business combination transaction (or series of related transactions) in which the shareholders owning a majority of the voting securities of the Corporation prior to such transaction do not own a majority of the voting securities of the surviving entity, (ii) any tender offer, exchange offer or other transaction whereby any person or “group” other than the holders of shares of Series A Preferred Stock obtains a majority of the outstanding shares of Common Stock, (iii) a sale of all or substantially all of the assets of the Corporation, (iv) any proxy contest in which a majority of the Board of Directors of the Corporation (or persons appointed by the Board of Directors) prior to such contest do not constitute a majority of the Corporation’s Board of Directors after such contest or (v) any other transaction described in any stockholder rights agreement or “poison pill,” if any, to which the Corporation is party, which may permit the holders of any rights or similar certificates to exercise the rights evidenced thereby.

“Closing Date” means [            ], 2003.

“Commission” means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Corporation.

“Current Market Price” per share of Capital Stock of any Person means, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of such Capital Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if such Capital Stock is not then listed or admitted to trading on any national securities exchange, or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

“Indebtedness” means, as to any Person, (a) all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured), (b) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (c) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person under any capital leases, (f) all indebtedness secured by any lien (other than liens in favor of lessors under leases other than leases included in clause (e)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (g) any direct or indirect liability of such Person with respect to any indebtedness, lease, dividend, guaranty, letter of credit or other similar obligation of another Person.

“Liquidation” means the voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up of the Corporation.

“Market Price” means, with respect to the Capital Stock of any Person, as of the date of determination, (a) the closing price of the Capital Stock on a national securities exchange or as quoted on the Nasdaq National Market or the Nasdaq SmallCap Market on such day, as reported by the Wall Street Journal; or (b) if the Capital Stock is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market but no sale occurs on such day, the average of the closing bid and asked prices of the Capital Stock on the Nasdaq National Market or the Nasdaq SmallCap Market on such day, as reported by the Wall Street Journal; or (c) if the Capital Stock is not so listed or quoted, the average of the closing bid and asked prices of the Capital Stock in the U.S. over-the-counter market; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined by the Board of Directors (acting in good faith pursuant to the exercise of its fiduciary duties).

“Per Share Price” initially shall be equal to the Stated Value Per Share (subject to adjustment pursuant to the provisions of Section 6 hereof).

“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Series A Preferred Stock” shall have the meaning ascribed to it in Section 1 hereof.

“Statement of Designations” means this Statement of Designations relating to the powers, designations, preferences and rights of the Series A Preferred Stock.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Statement of Designations as of             , 2003.

SONTRA MEDICAL CORPORATION

By:
Name:	Thomas W. Davison
Title:	Chief Executive Officer

APPENDIX E

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT.

Warrant No. [ ]	Number of Shares: [ ] (subject to adjustment)
Date of Issuance: [ ], 2003

SONTRA MEDICAL CORPORATION

Common Stock Purchase Warrant

(Void after [            ], 2008)

Sontra Medical Corporation, a Minnesota corporation (the “Company”), for value received, hereby certifies that [            ] (including registered assigns, the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before [            ], 2008 at not later than 5:00 p.m. (Boston, Massachusetts time) up to [            ] shares of Common Stock, $.01 par value per share, of the Company (the “Common Stock”), at a purchase price of $2.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively.

1. Registration Rights.    The Warrant Shares possess certain registration rights pursuant to that certain Subscription Agreement, dated as of [            ], 2003, by and between the Company and the Registered Holder (the “Subscription Agreement”).

2	Exercise.

(a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

(b) If on any date after the later of (i) the effectiveness of the Registration Statement (as defined in the Subscription Agreement), and (ii) the date on which Shareholder Approval (as defined in the Subscription Agreement) is obtained, the closing price of the Common Stock, as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the principal exchange on which the Common Stock is listed, or if not so listed then in the over-the-counter market as published in The Wall Street Journal, for 20 consecutive trading days equals at least $4.00 (subject to adjustment in the event of any subdivision, combination or reclassification affecting the Common Stock), the Company shall have the right, at its option and upon 30 days written notice to the Registered Holder, to terminate this Warrant; provided that (i) the Registered Holder shall have the right to exercise this Warrant at any time prior to such termination pursuant to Section 2(a), and (ii) the Registration

Statement shall be effective at all times during such 30-day notice period. Upon such termination, the Registered Holder shall have no further rights hereunder. The Registered Holder shall have the right to exercise the Warrant until the termination of the 30 day notice period, provided that such 30 day notice period terminates prior to [            ], 2008.

(c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 2(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d) In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Registered Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such reasonable time.

(e) For purposes of this Warrant, the per share fair market value of the Company’s Common Stock shall mean:

(i) If the Company’s Common Stock is publicly traded, the per share fair market value shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock in the over-the-counter market as published in The Wall Street Journal, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

(ii) If the Company’s Common Stock is not so publicly traded, the per share fair market value shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

(f) NOTWITHSTANDING ANY OTHER PROVISION OF THIS WARRANT, THIS WARRANT SHALL NOT BE EXERCISABLE UNLESS AND UNTIL SHAREHOLDER APPROVAL (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS OBTAINED.

3.	Adjustments.

(a) If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced and the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such subdivision or the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased, and the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately reduced.

(b) If there shall occur any capital reorganization or reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Registered Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value per share of Common Stock at the time of the transaction, as determined pursuant to subsection 1(d) above. The provisions of this subsection 3(b) shall similarly apply to successive reclassifications, changes, mergers and transfers.

(c) When any adjustment is required to be made pursuant to this Section 3, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price and the number of Warrant Shares issuable upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

4. Fractional Shares.    The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined pursuant to subsection 1(e) above.

5.	Requirements for Transfer.

(a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

(b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

6. Representations and Warranties of Registered Holder.    The Registered Holder represents and warrants to the Company as follows:

(a) This Warrant and the Warrant Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Registered Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Registered Holder understands that this Warrant and the Warrant Shares have not been registered under the Act, and that they must be held by the Registered Holder indefinitely, and that the Registered Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Registered Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

7. Reservation of Stock.    The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant; provided, however, that if at any time the Company shall not have sufficient shares so available, the Company shall promptly take corrective action to remedy such shortfall.

8. Exchange of Warrants.    Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9. Replacement of Warrants.    Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.	Transfers, etc.

(a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(b) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

(c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary and with no liability whatsoever to the Registered Holder.

11. Mailing of Notices, etc.    All notices and other communications from the Company to the Registered Holder of this Warrant shall be given by hand, by messenger, mailed by first-class certified, registered mail, postage prepaid, or by a nationally recognized overnight delivery company to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the

Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be given by hand, by messenger, mailed by first-class certified or registered mail, postage prepaid, or by a nationally recognized overnight delivery company to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth in the preamble hereto, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. No Rights as Stockholder.    Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

13. Change or Waiver.    Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

14. Headings.    The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law.    This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

SONTRA MEDICAL CORPORATION

ATTEST:
By:
Name:
Title:

EXHIBIT I

PURCHASE FORM

To:	Sontra Medical Corporation	Dated:
10 Forge Parkway
Franklin, MA 02038
Attn: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.     ), hereby irrevocably elects to purchase          shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $                 in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.

Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

The undersigned hereby represents and warrants that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 6 of the attached Warrant are true and correct as of the date hereof.

Signature:

Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                               hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.     ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	Shares

Dated:	Signature:

Dated:	Witness:

Preliminary Copy

Sontra Medical Corporation

Proxy for Special Meeting of Shareholders

September 30, 2003

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the Special Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Thomas E. Davison and Sean F. Moran, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of Sontra Medical Corporation (the “Company”) to be held on Tuesday, September 30, 2003, at 10:00 a.m., local time, at the offices of the Company, 10 Forge Parkway, Franklin, Massachusetts 02038, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. The following proposal is not conditioned upon the approval of any other proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NUMBER 1 BELOW.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

SIDE

REVERSE

SIDE

☒	Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1.

1.	To approve the issuance of shares of the Company’s Common Stock representing more than 19.99% of the outstanding shares of Common Stock upon conversion of shares of the Company’s Series A Preferred Stock and the exercise of the Company’s Common Stock Purchase Warrants.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please print name of Shareholder (if signing as attorney,

executor, administrator, trustee or guardian, please print your full title as such)

Please sign exactly as name appears above. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

Signature of Shareholder	Signature if held jointly

Date:                                         , 2003

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the Special Meeting of Shareholders.    ☐  YES    ☐  NO